UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Exchange Act of 1934
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Smith International, Inc.

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 13, 2008

To Our Stockholders:

The Annual Meeting of Stockholders (the “Annual Meeting”) of Smith International, Inc. (the “Company”) will be held on Tuesday, May 13, 2008, at 9:00 a.m. local time, at 700 King Street, Wilmington, Delaware, to consider and take action on the following:

1.	Election of two directors: Loren K. Carroll and Dod A. Fraser, each for a term of three years;

2.	Approval of the Smith International, Inc. Third Amended and Restated 1989 Long-Term Incentive Compensation Plan;

3.	Approval of an Amendment to the Restated Certificate of Incorporation to increase the Number of Authorized Shares of Common Stock; and

4.	Ratification of Deloitte & Touche LLP as independent registered public accounting firm for 2008.

Your Board of Directors recommends a vote “FOR” Proposals 1, 2, 3, and 4.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 13, 2008: This proxy statement, along with the 2007 Annual Report to Stockholders, are available on the following website: www.edocumentview.com/sii.

The Board of Directors has fixed the close of business on March 14, 2008 as the record date for determining stockholders who are entitled to notice of and to vote at the meeting.

By Order of the Board of Directors

Richard E. Chandler, Jr.
Secretary

Houston, Texas
April [  ], 2008

YOUR VOTE IS IMPORTANT.

Please vote your proxy promptly so that your shares will be represented, even if you plan to attend the Annual Meeting. You can vote by Internet, by telephone, or by using the proxy card that is enclosed. Please see your proxy card for specific instructions on how to vote. Brokers cannot vote for Proposal 2 without your instructions.

PROXY STATEMENT

P. O. Box 60068
Houston, TX 77205-0068

PROXY STATEMENT

The Board of Directors of Smith International, Inc. is soliciting your proxy to vote your shares of the Company’s common stock (“Common Stock”) at the 2008 Annual Meeting. We are distributing this Proxy Statement and the accompanying proxy card beginning on or about April   , 2008. We solicit proxies to give all stockholders of record an opportunity to vote on matters that will be presented at the Annual Meeting. In this Proxy Statement, you will find information to assist you in voting your shares. Your vote is very important.

GENERAL INFORMATION ABOUT VOTING

Except as otherwise specifically noted in this Proxy Statement, “we,” “our,” “us,” and similar words as well as “Smith” and the “Company” refer to Smith International, Inc.

Who may vote?

You are entitled to vote your shares of our Common Stock if you are a stockholder of record on March 14, 2008. At the close of business on March 14, 2008, a total of 200,816,561 shares of Common Stock were outstanding and entitled to vote. Each share of Common Stock has one vote. The enclosed proxy card shows the number of shares that you are entitled to vote.

How do I vote?

Stockholders of record may vote in person or by telephone, internet or mail. If you are voting by mail, please sign, date and mail the enclosed proxy card. If you are voting by telephone or internet, please follow the instructions on the enclosed proxy card.

Whether or not you plan to attend the meeting, we encourage you to vote by proxy as soon as possible.

If you hold your shares in more than one type of account or your shares are registered differently, you may receive more than one proxy card. We encourage you to vote each proxy card that you receive.

If you choose to attend the meeting in person, you will be asked to present valid picture identification and, if you hold your shares through a broker, you will be asked to present a copy of your brokerage statement showing your stock ownership as of March 14, 2008. For directions to the meeting, contact the Doubletree Hotel Downtown Wilmington, Delaware at 302-655-0400.

How will my shares be voted?

If you vote by proxy, the individuals named on the proxy card (your proxies) will vote your shares in the manner you indicate. You may specify on your proxy card whether your shares should be voted for all of the nominees for director or your vote may be withheld with respect to one or more of the nominees. You may also specify whether you approve, disapprove or abstain from the other proposals.

If you sign and return your proxy card without indicating your voting instructions, your shares will be voted FOR the election of all nominees for director and FOR Proposals 2, 3, and 4.

What if my shares are held by a broker?

If your Common Stock is held by a broker, bank or other nominee (in “street name”), your broker must vote those shares in accordance with your instructions. However, if you do not give voting instructions to your broker within ten days of the meeting, your broker may vote your shares for you on any matter that the New York Stock Exchange determines to be routine. If the broker cannot vote on a particular matter because it is not routine, there is a “broker non-vote” on that matter. Broker non-votes do not count as votes for or against Proposals 2 and 4, but will count as votes against Proposal 3. An abstention counts as a vote against a proposal. Abstentions and broker non-votes have no effect on the outcome of the election of directors.

If you hold your shares in street name and you wish to vote in person at the Annual Meeting, you will need to obtain a proxy from the broker or nominee that holds your shares. If the meeting is adjourned, your Common Stock will be voted as specified on your proxy card on the new meeting date, unless you have revoked your proxy instructions.

May I revoke or change my vote?

You may revoke or change your proxy at any time before it is exercised by submitting written notice of revocation to Smith’s Corporate Secretary so that he receives it before the Annual Meeting; voting again by telephone, internet or mail; or voting in person at the Annual Meeting.

Attendance at the Annual Meeting will not by itself revoke a previously granted proxy. If you hold your shares in street name and you wish to change your vote at the Annual Meeting, you will need to obtain a proxy from the broker or nominee that holds your shares.

What constitutes a quorum?

The holders of a majority of the outstanding shares of Common Stock entitled to vote constitutes a quorum for the transaction of business at the Annual Meeting. If you have returned valid proxy instructions or attend the meeting in person, your Common Stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the meeting. “Broker non-votes” also count for quorum purposes.

How many votes are required to approve a proposal?

Directors (Proposal 1) must be elected by a plurality of the votes cast at the meeting. This means that the two nominees receiving the greatest number of votes will be elected. The affirmative vote of a majority of the shares represented at the meeting and entitled to vote on a particular matter is required to approve Proposals 2 and 4. The affirmative vote of a majority of the outstanding shares is required to approve Proposal 3. Broker non-votes do not count as votes for or against Proposals 2 and 4, but will count as votes against Proposal 3. An abstention counts as a vote against a proposal. Abstentions and broker non-votes have no effect on the outcome of the election of directors.

What other matters will be acted upon at the meeting?

We do not know of any other matters that will be presented at the Annual Meeting, other than those mentioned in this Proxy Statement.

Who pays the cost of this proxy solicitation?

We will pay the cost of solicitation of proxies including preparing, printing and mailing this Proxy Statement. We have retained Morrow & Co. to help us in soliciting proxies for a fee of $7,500, plus reasonable out-of-pocket costs and expenses. We will also reimburse brokers, banks and other nominees for their costs in sending proxy materials to beneficial owners of our Common Stock. Other proxy solicitation expenses that we will pay include those for preparation, mailing, returning and tabulating the proxies.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, stockholders will elect two persons as Class I directors to hold office until the 2011 Annual Meeting, or until they are succeeded by other qualified directors who have been appointed or elected. The nominees are Loren K. Carroll and Dod A. Fraser.

Directors must be elected by a plurality of the votes cast at the meeting. This means that the two nominees receiving the greatest number of votes will be elected. Votes withheld for any director will not be counted. We will vote your shares as you specify on your proxy card. If you properly execute and return your proxy card (in paper form, electronically via the internet or by telephone), but do not specify how you want your shares voted, we will vote them for the election of all of the nominees listed below.

Each of the nominees is a current member of the Board of Directors and has consented to serve if elected. Although management does not contemplate the possibility, in the event any nominee is not a candidate or is unable to serve as a director at the time of the election, the proxies will vote for any nominee who is designated by the present Board of Directors to fill the vacancy.

A brief biography of all directors is presented below:

NOMINEES

Directors to be elected to Class I for a term expiring in 2011:

LOREN K. CARROLL Age: Director Since: Recent Business Experience:

64

1987

Mr. Carroll joined the Company in December 1984 as Vice President and Chief Financial Officer. He is currently an advisor to the Company. From March 1994 until April 2006, Mr. Carroll served as President and Chief Executive Officer of M-I SWACO, a company in which the Company holds a 60% interest. From 1992 until 1994, he served as Executive Vice President and Chief Financial Officer of the Company. In January 1988, he was appointed Executive Vice President and Chief Financial Officer and served in that capacity until March 1989. He rejoined the Company in 1992.

Committee Membership:	None
Other Directorships:	Fleetwood Enterprises, Inc.; CGG-Veritas; Forest Oil Corporation; KBR, Inc.

DOD A. FRASER Age: Director Since: Recent Business Experience:

57

2004

Mr. Fraser is the President of Sackett Partners Incorporated, a consulting company, and a member of corporate boards. Mr. Fraser established Sackett Partners in 2000 upon retiring from a 27-year career in investment banking. From 1995 to 2000, Mr. Fraser was with The Chase Manhattan Bank, now JP Morgan Chase, where he was Managing Director, Group Executive of the global oil and gas group. Prior to that, Mr. Fraser was General Partner of Lazard Freres & Co., which he joined in 1978.

Committee Membership:	Chairman, Audit Committee; Compensation and Benefits Committee.
Other Directorships:	Forest Oil Corporation; Terra Industries, Inc.

WE RECOMMEND A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES.

DIRECTORS CONTINUING IN OFFICE

Class II directors to continue in office until 2009:

ROBERT KELLEY Age: Director Since: Recent Business Experience:

62

2005

Since 2001, Mr. Kelley has served as the President of Kellco Investments, a private investment company. From 1986 to 2001, Mr. Kelley served in several senior management roles including Chairman, President and Chief Executive Officer of Noble Affiliates, Inc. Prior to 1986, he was President and Chief Executive Officer of Samedan Oil Corporation, a subsidiary of Noble Energy Inc.

Committee Membership:	Audit Committee; Compensation and Benefits Committee.
Other Directorships:	Cabot Oil and Gas Corporation; OGE Energy Corp.

DOUG ROCK Age: Director Since: Recent Business Experience:

61

1987

Mr. Rock was elected Chairman of the Board of Directors on February 26, 1991. Mr. Rock has been with the Company since 1974 and has been Chief Executive Officer, President and Chief Operating Officer since March 31, 1989.

Committee Membership:	None
Other Directorships:	Moneygram International, Inc.

Class III directors to continue in office until 2010:

JAMES R. GIBBS Age: Director Since: Recent Business Experience:

63

1990

Mr. Gibbs is the Chairman of the Board, President & Chief Executive Officer of Frontier Oil Corporation. He was President and Chief Operating Officer of Frontier from January 1, 1987 to April 1, 1992, at which time he assumed the additional position of Chief Executive Officer. He was elected Chairman of the Board of Frontier in April 1999. He joined Frontier Oil Corporation in February 1982 as Vice President of Finance and Administration, and was appointed Executive Vice President in September 1985.

Committee Membership:	Chairman, Nominating and Corporate Governance Committee.
Other Directorships:	Frontier Oil Corporation; advisory director of Frost Bank-Houston; member of the Board of Trustees of Southern Methodist University.

JOHN YEARWOOD Age: Director Since: Recent Business Experience:

48

2006

Mr. Yearwood, a citizen of Trinidad and Tobago, has served as a Senior Advisor to the Chief Executive Officer of Schlumberger since March 2006. From 1980 to March 2006, he served in a variety of positions at Schlumberger Limited much of which included responsibilities for businesses primarily focused outside of the United States, most recently as President — North and South America, Oilfield Services.

Committee Membership:	Audit Committee; Nominating and Corporate Governance Committee.
Other Directorships:	Logan Oil Tools; Sheridan Production Partners; Remora Energy; NFR Energy.

DIRECTORS NOT CONTINUING IN OFFICE:

G. CLYDE BUCK Age: Director Since: Recent Business Experience:

70

1992

Mr. Buck has extensive experience in energy-related matters. He received a B.A. in economics from Williams College and a M.B.A. from Harvard. He is currently affiliated with Davis/Chambers & Company, Ltd., a position he has held since January 1, 2008. From April 1998 until December 2007, he was a Senior Vice President and Managing Director of Corporate Finance of the investment banking firm of Sanders Morris Harris Inc. From 1983 to 1998, Mr. Buck was a Managing Director in the Houston corporate finance office of Dain Rauscher Incorporated.

Committee Membership:	Chairman, Compensation and Benefits Committee; Nominating and Corporate Governance Committee
Other Directorships:	Frontier Oil Corporation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows certain information about stock ownership of all persons known to the Company to own of record or beneficially more than 5% of the outstanding Common Stock of the Company. This information is based upon information furnished to the Company by these persons and statements filed with the SEC:

Name and Address	Amount and Nature of		Percent of
of Beneficial Owner	Beneficial Ownership		Class

T. Rowe Price Associates, Inc.	20,173,160	(1)	10.05%
100 East Pratt Street Baltimore, Maryland 21202
FMR LLC	18,978,796	(2)	9.45%
82 Devonshire Street Boston, Massachusetts 02109

(1)	Based upon the statement on Schedule 13G filed with the Securities and Exchange Commission on February 13, 2008. These securities are owned by various individual and institutional investors for which T. Rowe Price Associates, Inc. (“Price Associates”) serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(2)	Based upon the statement on Schedule 13G filed with the Securities and Exchange Commission on February 14, 2008. Such filing indicates that FMR LLC has sole voting power over 815,374 shares and sole dispositive power over 18,978,796 shares of Common Stock.

The following table shows the number of shares of Common Stock beneficially owned as of March 15, 2008 by each director or nominee for director, the executive officers named in the Summary Compensation Table included later in this Proxy Statement and all directors and executive officers as a group. Except as otherwise indicated, the persons listed below have sole voting power and investment power relating to the shares shown.

	Amount and
	Nature of
	Beneficial	Percent
Name of Beneficial Owner	Ownership(1)(2)	of Class

G. Clyde Buck(3)	68,136		*
Loren K. Carroll	183,411		*
Margaret K. Dorman(4)	167,501		*
Bryan L. Dudman(4)	34,246		*
Dod A. Fraser	11,508		*
James R. Gibbs(3)(5)	30,536		*
Robert Kelley	11,994		*
John Kennedy	59,597		*
Donald McKenzie	38,743		*
Doug Rock	724,433		*
John Yearwood	4,785		*
All directors and executive officers as a group (15 persons)(4)	1,379,539		*

*	Less than 1%

(1)	The amounts reported do not include the shares of Common Stock to be issued to each outside director on or about April 25, 2008 under the Smith International, Inc. Second Amended and Restated 1989 Long-Term Incentive Compensation Plan. The shares to be issued will be based on the closing price of the Company’s Common Stock on the date of such issuance and will be a number of shares to give each outside director equity compensation of approximately $200,000.

(2)	The amounts reported include shares of Common Stock that could be acquired within 60 days of March 15, 2008 through the exercise of stock options as follows: Mr. Rock: 169,500 shares; Mr. Carroll: 59,000 shares; Ms. Dorman: 128,000 shares; Mr. Dudman: 2,400 shares; Mr. Kennedy: 26,500 shares; and all directors and executive officers as a group: 386,300 shares.

(3)	The amounts reported do not include 24,000 restricted stock units held by Messrs. Gibbs and Buck. Each such restricted stock unit represents a contingent right to receive one share of Common Stock and were granted to each of Messrs. Buck and Gibbs in 1999 in connection with the termination of the Directors’ Retirement Plan, which will not be issued until the restricted stock units vest upon retirement after ten years of service as a director. Messrs. Buck and Gibbs currently have no voting or investment power with respect to the related shares of Common Stock Although Mr. Buck retires from his service as a director as of the Annual Meeting, has deferred receipt of his shares for three years.

(4)	The amounts reported include shares of Common Stock allocated to accounts under a 401(k) plan as follows: Ms. Dorman: 5,344 shares; Mr. Dudman: 23,993 shares; and all directors and executive officers as a group: 29,449 shares. This amount does not include 1,100,056 shares beneficially held by Jerry W. Neely who currently serves as an Advisory Director to the Board.

(5)	The amounts reported include 2,000 shares held by Mrs. Gibbs.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

Our Corporate Governance Guidelines outline the functions of the Board, director qualifications and responsibilities, and various processes and procedures designed to ensure effective and responsive governance. The full text of the guidelines is published on our website at www.smith.com under the “Investor Relations” caption and link to “Governance.” Stockholders may also obtain a free copy upon request by contacting the Corporate Secretary, Smith International, Inc., 16740 East Hardy Road, Houston, Texas 77032.

Board Structure

Our Board of Directors currently consists of seven directors. Board agendas include regularly scheduled sessions for the independent directors to meet without management present. The Board has designated Mr. Gibbs as Lead Director to chair executive sessions of the non-management directors.

G. Clyde Buck has reached retirement age pursuant to our Corporate Governance Guidelines and is, therefore, not standing for re-election as a director. Upon completion of Mr. Buck’s service as a director on May 13, 2008, the Board will reduce its size to six members. At that time, it is anticipated that Mr. Buck will become an advisory director to the Board. In this capacity, Mr. Buck will be invited to attend meetings of the Board and its committees and will have access to materials distributed to the Board, but will not be entitled to vote at such meetings.

Board Meetings

The Board and its committees meet throughout the year on a set schedule, and also hold special meetings and act by written consent from time to time as appropriate. The Board of Directors held five meetings during 2007. All directors attended at least 75% of the meetings of the Board of Directors and of all committees on which they served. The Company does not have a policy regarding directors’ attendance at the Annual Meeting of Stockholders. No directors attended the 2007 Annual Meeting.

Director Independence

The Board annually evaluates the independence of the directors and has affirmatively determined that all directors (including Jerry W. Neely who served as a director during the 2007 year until April 25, 2007) are independent except Doug Rock and Loren Carroll, who are employees of the Company. The Board’s determination regarding independence and financial expertise of its members is based on applicable laws and regulations, Smith’s Corporate Governance Guidelines, the rules of the New York Stock Exchange and a review of any direct or indirect relationship between each director or his immediate family and Smith. To be considered independent, the Board of Directors must affirmatively determine that a director has no material relationship with Smith. In each case, the Board of Directors broadly considers all relevant facts and circumstances, including the director’s commercial, industrial, consulting, legal, accounting, charitable and familial relationships and such other criteria as the Board of Directors may determine from time to time. In evaluating the independence of each non-employee director, the Board considered that in the ordinary course of business our subsidiaries buy from or sell to companies with which our directors have relationships as follows:

(1) Mr. Gibbs is Chairman of the Board, President & Chief Executive Officer of, and Mr. Buck is a director of, Frontier Oil Corporation.

(2) Mr. Fraser is a director of Forest Oil Corporation.

(3) Mr. Kelley is a director of Cabot Oil and Gas Corporation and OGE Energy Corp.

(4) Mr. Yearwood is a director of Logan Oil Tools and Sheridan Production Partners and is a senior advisor to Schlumberger. Schlumberger is also the minority partner in our M-I SWACO business unit, a 60 percent-owned joint venture.

With respect to each of the most recent three completed fiscal years, none of the payments to or payments received from any of the companies for which our directors are employees exceeded the greater of $1.0 million or

2% of such company’s consolidated gross revenues. All of these companies expect to continue their business relationship in 2008.

Communication with the Board

Stockholders and interested parties who wish to communicate with the non-management directors as a group, the Lead Director, or with any individual director, may do so by contacting Smith’s Corporate Secretary at 16740 East Hardy Road, Houston, Texas 77032. Smith’s Corporate Secretary will then relay all communications to the appropriate director or group of directors.

Committees of the Board

The Board has delegated various responsibilities and authority to different Board Committees as described in this section of this Proxy Statement. The Board has determined that all committee members are independent and satisfy the relevant additional independence requirements for the members of such committees imposed by the SEC or the Company. Each committee operates under a formal charter adopted by the Board, the full text of which may be found on our website at www.smith.com under the “Investor Relations” caption and link to “Governance.” Stockholders may also obtain a free copy upon request by contacting the Corporate Secretary, Smith International, Inc., 16740 East Hardy Road, Houston, Texas 77032.

Members of the Committees of the Board.

Nominating and
Corporate
			Compensation and		Governance
	Audit Committee		Benefits Committee		Committee

G. Clyde Buck	—		X	*	X
Loren K. Carroll	—		—		—
Dod A. Fraser	X	*	X		—
James R. Gibbs	—		—		X	*
Robert Kelley	X		X		—
Doug Rock	—		—		—
John Yearwood	X		—		X

*	Committee Chairman

Audit Committee.  During 2007, the Audit Committee met ten times, including telephone meetings, to discuss relevant accounting, auditing, internal control and disclosure matters. The Audit Committee’s responsibilities, discussed in detail in the charter include, among other duties, the responsibility to:

•	assist the Board in its general oversight of Smith’s auditing, financial reporting and internal control functions;

•	appoint, compensate and oversee the work of Smith’s independent registered public accounting firm;

•	review the Company’s compliance with corporate governance standards; and

•	review the work and performance of the Company’s internal audit function.

The Board of Directors has determined that all members are financially literate and that all members qualify as audit committee financial experts.

Compensation and Benefits Committee.  During 2007, the Compensation and Benefits Committee met seven times. The Compensation and Benefits Committee charter permits the Compensation and Benefits

Committee to delegate its authority to sub-committees. The Compensation and Benefits Committee’s responsibilities, discussed in detail in the charter include, among other duties, the responsibility to:

•	review the Company’s executive compensation program, including approving corporate goals and objectives relating to CEO compensation and evaluating CEO performance in light of such goals and objectives;

•	review the Company’s employee benefits and incentive compensation plans and programs, including their establishment, modification and administration;

•	review and make recommendations to the Board with respect to director compensation; and

•	review and discuss the compensation discussion and analysis with management and recommend its inclusion in this Proxy Statement.

Nominating and Corporate Governance Committee.  During 2007, the Nominating and Corporate Governance Committee met five times. The Nominating and Corporate Governance Committee’s responsibilities, discussed in detail in the charter include, among other duties, the responsibility to:

•	monitor developments in corporate governance principles and standards and develop and recommend to the Board a set of corporate governance guidelines;

•	identify and review the qualifications of director candidates and make recommendations for Board membership and structure;

•	review and evaluate the effectiveness of the Company’s management succession plan; and

•	administer a process to measure the effectiveness of the Board and its committees.

Director Qualifications and Nominations

The Nominating and Corporate Governance Committee will consider nominees proposed by stockholders. To recommend a prospective nominee for the Nominating and Corporate Governance Committee’s consideration, you may submit the candidate’s name and qualifications to Smith’s Corporate Secretary at 16740 East Hardy Road, Houston, Texas 77032. Recommendations from stockholders for nominees must be received by Smith’s Corporate Secretary not later than the date set forth under the section “Stockholders’ Proposals.”

The process for identifying and evaluating director nominees includes the following steps:

(1) the Nominating and Corporate Governance Committee, Chairman of the Board or other Board members identify a need to fill vacancies or add newly created directorships;

(2) the Chairman of the Nominating and Corporate Governance Committee initiates a search and seeks input from Board members and senior management and, if necessary, hires a search firm or obtains advice from legal or other advisors;

(3) director candidates, including any candidates properly proposed by stockholders in accordance with the Company’s Bylaws, are identified and presented to the Nominating and Corporate Governance Committee;

(4) initial interviews of candidates are conducted by the Chairman of the Nominating and Corporate Governance Committee;

(5) the Nominating and Corporate Governance Committee meets to consider and approve final candidate(s) and conduct further interviews as necessary; and

(6) the Nominating and Corporate Governance Committee makes recommendations to the full Board for inclusion in the slate of directors at the Annual Meeting.

The evaluation process will be the same whether the nominee is recommended by a stockholder or by a member of the Board of Directors. The Nominating and Corporate Governance Committee is responsible for establishing the selection criteria for candidates from time to time and reviewing with the Board such criteria and the appropriate skills and characteristics required of Board members in the context of the then current make-up of the Board. At a minimum, the Nominating and Corporate Governance Committee must be satisfied that each nominee for director has the necessary business and/or professional knowledge and experience relevant to the Company, its business and the goals and perspectives of its stockholders; is well regarded in the community, with a long term, good reputation for high ethical standards; has good common sense and judgment; has a positive record of accomplishment in present and prior positions; has an excellent reputation for preparation, attendance, participation, interest and initiative on other boards on which he or she may serve; and has the time, energy, interest and willingness to become involved in the Company and its future.

Compensation Committee Interlocks and Insider Participation

During 2007, Messrs. Gibbs (until April 25, 2007), Buck, Fraser and Kelley served as members of the Company’s Compensation and Benefits Committee. None of the Compensation and Benefits Committee members has served as an employee or officer of the Company, and none of the Company’s executive officers has served as a director or member of the compensation committee of another entity, which has an executive officer serving as a member of the Company’s Board.

Code of Business Conduct and Ethics

All of our officers, employees and directors are required to comply with our Code of Business Conduct and Ethics to help ensure that our business is conducted in accordance with the highest standards of ethical behavior. Our Code of Business Conduct and Ethics covers all areas of professional conduct, including customer relationships, conflicts of interest, insider trading, financial disclosure, intellectual property and confidential information, as well as requiring strict adherence to all laws and regulations applicable to our business. Employees may report any violations or suspected violations of the Code by using Smith’s ethics hotline. The Code includes an anti-retaliation statement. The full text of the Code of Business Conduct and Ethics, as well as any waiver of a provision of the Code granted to any senior officer or director or material amendment to the Code, if any, is published on our website at www.smith.com under the “Investor Relations” caption and link to “Governance.” Stockholders may also obtain a free copy upon request by contacting the Corporate Secretary, Smith International, Inc., 16740 East Hardy Road, Houston, Texas 77032.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

Compensation Objectives.  We have designed our executive compensation program to reward our executives based on Company, business unit and individual performance. The general objectives of our executive compensation program are to:

•	attract and retain the best available individuals to serve on our executive team;

•	motivate our executives to achieve our short- and long-term financial and operational goals; and

•	align our executives’ interests with those of our other stockholders.

Pay for Performance.  We believe that executives should be rewarded for outstanding performance. Our compensation philosophy ties direct financial incentives in the form of cash awards and long-term equity awards to our annual performance goals. We base these performance goals on consolidated or business unit financial results, depending upon the executive officer’s position with the Company. We reward individual performance through adjustments in annual base salary.

Decision Process.  Our Compensation and Benefits Committee (referred to in this section as the “Compensation Committee”) makes all executive compensation decisions. The Compensation Committee has retained Frederic W. Cook & Co., Inc. (referred to in this section as “Cook”), an independent compensation consultant reporting solely to the Compensation Committee, to assist it in making executive compensation decisions.

In October of each year, Cook provides current and comparative compensation data, including benchmarking results as discussed below, to the Compensation Committee and makes preliminary compensation recommendations. For all executive officers other than the CEO, the Compensation Committee discusses Cook’s recommendations with our CEO and Senior Vice President of Human Resources and receives additional recommendations related to items such as individual and business unit performance and the Company’s overall compensation objectives. With respect to CEO compensation, Cook recommends a level of equity compensation consistent with benchmarking results, but does not provide recommendations for base salary or annual cash bonus awards. Company management has no input into CEO compensation.

The Compensation Committee makes final compensation decisions in December each year to correspond with the Board of Directors’ approval of the Company’s upcoming fiscal year’s business plan and with the Compensation Committee’s evaluation of executive performance for the current year. The Compensation Committee meets separately in executive session to review the CEO’s performance, set his performance objectives for the next fiscal year and set his compensation. Executive compensation decisions become effective January 1 of the upcoming fiscal year. With the exception of equity incentive awards for new hires or promotions, which are granted at the next regularly scheduled Compensation Committee meeting after the hire or promotion date, equity incentive awards are granted only in December.

Benchmarking Group.  The worldwide energy industry is a competitive environment for executive talent. To attract and retain a high level of executive expertise, we must remain competitive with the pay of companies with whom we compete for executive talent. Cook provides us with general compensation information related to our industry and specific compensation information related to a group of companies in our industry whose executives have similar duties and responsibilities. The Compensation Committee generally attempts to provide total target compensation between the median and 75th percentile of the range of executive compensation paid by the benchmarking group, with variation based on levels of responsibility and contributions to the Company. The following companies compose our benchmarking group:

•	Baker Hughes Incorporated

•	BJ Services Company

•	Cameron International Corporation

•	FMC Technologies, Inc.

•	Grant Prideco, Inc. (prior to merger with NOV)

•	Halliburton Company

•	National Oilwell Varco, Inc. (“NOV”)

•	Schlumberger Ltd.

•	Weatherford International Ltd.

Fixed v. Variable Pay.  Our compensation program is divided into two general categories, fixed and variable pay. Fixed pay consists of base salary and provides the named executive officers with a level of assured cash compensation appropriate for their positions within the Company. Variable pay includes annual cash bonus awards and annual performance-based equity awards, each as explained in more detail below. The Compensation Committee believes that a substantial portion of total compensation should be at- risk to the named executive officers and tied to the Company’s financial performance goals. Therefore, variable pay represents about 80% of a named executive officer’s total target compensation and is not earned unless financial performance goals are met.

At the beginning of each year, the Compensation Committee approves consolidated and business unit performance matrices which set forth targets for the variable pay component of executive compensation. These matrices are based on the financial performance goals established in the Company’s annual business plan. Because the goals are established in December of each year and market conditions fluctuate throughout the year, the performance goals may not correspond to subsequent annual earnings estimates released by the Company. We expect that each member of our senior management team will produce outstanding results and have established performance targets that are generally achievable under the annual business plan.

Executive Position Grade Levels.  The Compensation Committee sets grade levels for each executive management position based on levels of responsibility and authority within the Company. The grade level for each individual executive officer typically corresponds to his or her management position. To recognize the exceptional contributions of an individual executive officer, he or she may be placed in a grade level higher than the corresponding grade level for his or her management position. Variable pay awards and equity grants, as well as perquisite benefits, are consistent within each grade level.

Alignment of Interests with Stockholders.  Equity-based compensation constitutes approximately 65% of our total target executive officer compensation. Performance measures are tied in large part to overall stockholder wealth. Our emphasis on equity- and performance-based compensation provides our executives with incentive to create long-term stockholder value while keeping fixed base salary costs as one of the smallest components of total target compensation. Further, it is consistent with our compensation philosophy that our executive management should be rewarded when financial performance goals are met or exceeded, thereby creating value for our stockholders.

Executive Compensation Components

Below is a summary of the various components of executive compensation.

Annual Base Salary.  The Compensation Committee does not use a specific formula for evaluating individual performance. Instead, executives are assessed primarily by the CEO based upon their contributions to the Company’s business success. The CEO is assessed solely by the Compensation Committee in executive session. The criteria used in evaluating individual performance, including that of the CEO, vary depending on the executive’s function, but generally include:

•	leadership inside and outside the Company;

•	advancing the Company’s interests with customers, vendors and in other business relationships;

•	product quality and development;

•	advancement in skills and responsibility; and

•	financial results.

The Compensation Committee sets each executive’s base salary in light of individual performance and the salary range paid by the benchmarking group. Representing about 20% of total target compensation, base salaries generally remain at the median level of the salary range but may increase to or exceed the 75th percentile for outstanding performance. Based on his leadership, business results, Company growth and future strategy development, Mr. Rock received a merit increase to base salary of 11%, effective January 1, 2008. In addition, the Compensation Committee increased the grade level of the management position held by Ms. Dorman, increasing her salary range and making her eligible for a higher percentage annual cash bonus target and a higher level of equity awards. As a result of these changes and in recognition of her individual performance, Ms. Dorman received a 15% salary increase, which places her at the median level. The Compensation Committee also increased Mr. Dudman’s grade level, increasing his salary within the benchmarking group and making him eligible for a higher percentage annual cash bonus target and a higher level of equity awards. Mr. Dudman received a 21% salary increase which places him above the 75th percentile for the grade level of his management position, but provides target compensation equal to that of the President of M-I SWACO. In providing this change in grade level, the Compensation Committee recognized Mr. Dudman’s excellent management skills, accomplishments in growing Smith Services to record performance levels and his leadership role within and future value to the Smith organization. All other named executive officers received merit increases in a range of 5% to 6%.

Annual Cash Bonus.  Our executive officers participate in the Executive Officer Annual Incentive Plan (“AIP”) which provides for annual cash bonuses. The Compensation Committee ties approximately 18% of each named executive officer’s total target compensation to the achievement of financial performance goals under the AIP.

Participants in the AIP can earn an annual cash bonus based upon the achievement of established financial performance goals for each fiscal year. The target annual bonus percentages for the executive officers are determined based upon the grade level of the executive officer and are generally close to the median of the benchmarking group. The payout award, if any, is determined by multiplying the actual annual bonus percentage earned by the executive’s base salary in effect as of the beginning of the AIP’s fiscal year. For the 2007 and 2008 performance years, the target annual bonus percentages and grade levels for the named executive officers are as follows:

	Performance Year
	2007		2008
Name	Grade Level	Target AIP %	Grade Level	Target AIP%

D. Rock	I	120%	I	120%
M. Dorman	III	70%	II	80%
D. McKenzie	II	80%	II	80%
B. Dudman	III	65%	II	80%
J. Kennedy	III	65%	III	65%

The actual payout under the AIP for any fiscal year is variable and tied to consolidated performance for corporate officers or business unit performance for business unit officers. The financial performance goals are measured using two metrics, generally (i) earnings per share and (ii) return on equity; however, for business unit management, the metrics are defined as operating earnings and return on operating assets for that business unit. When consolidated, the business unit operating income goals and return on operating assets goals are aligned with the consolidated corporate earnings per share and return on equity goals. The Compensation Committee has chosen return on stockholder equity and earnings per share (and the related operating income and return on operating assets for the business units) as the performance measures for the AIP because these metrics are tied to overall stockholder wealth, are readily understood by the executives and provide a balanced incentive to increase income while managing the Company’s investment in its net assets.

Depending upon performance, the payout can range from zero to 200% of the target annual cash bonus percentage. Upon the achievement of the target financial performance goals, participants earn 100% of their target annual cash bonus. Generally, the actual financial performance achieved must be 80% or more of both target metric goals in order to earn any payout under the AIP and must be 120% or more of both target metric goals in order to earn a payout under the AIP of 200% of the target amount. For the 2007 fiscal year, the corporate earnings per share goal was $2.97 and the return on stockholder equity target was 27.2%. For the fiscal year ended December 31, 2007, the actual performance levels achieved by the Company and business units ranged from above to below the target goals, resulting in each named executive officer earning between 35% and 162% of their target annual cash bonus percentage.

The Compensation Committee has no discretion to increase any award once the performance targets have been established, but may decrease or eliminate any annual bonus award due to unacceptable individual performance, even if the financial performance targets are met. The AIP is intended to comply with Section 162(m) of the Internal Revenue Code of 1986 and, as such, amounts paid under the AIP are fully deductible by the Company for federal income tax purposes.

Annual Performance-Based Restricted Stock Unit Award.  The annual performance-based restricted stock unit (“Unit”) award is the largest potential component of total target annual compensation. The Compensation Committee awards Units to the executive officers in December of each year under the Smith International, Inc. Second Amended and Restated 1989 Long-Term Incentive Compensation Plan (“LTICP”). Units represent the right to receive shares of common stock in the future, depending upon the achievement of the consolidated return on equity goal for the coming year.

The Compensation Committee sets the monetary value of the awards by grade level, generally at the 60th to 65th percentile level for equity awards granted by the benchmarking group. Shares subject to Unit awards are not owned until the financial performance goal is obtained and the awards have vested, accordingly participants have no voting rights on the shares and do not receive dividends until the shares are earned and vested. The number of target

Units granted is determined based on the closing price of the common stock on the date of grant, discounted for the present value of the dividends that are not paid on the unvested shares. If the Units are earned at year end, they vest in equal installments over a three-year period, based on continued employment requirements.

Depending upon performance, the payout for the 2007 performance period could range from zero to 115% of the target number of Units awarded to the executive officers. Upon the achievement of the return on equity goal, participants earn 100% of the Units awarded. Generally, the actual financial performance achieved must be 80% or more of the return on equity goal in order to earn any Units and must be 110% or more of the return on equity goal in order to earn 115% of the target Unit award. After financial performance goals have been set, the Compensation Committee does not exercise any discretion in the amount of Units awarded. For the 2008 performance period, the payout range was changed to zero to 130%, with more aggressive financial performance required to achieve the maximum payout. For the 2007 fiscal year, the return on equity goal was 27.2%. For fiscal year ended December 31, 2007, the actual performance level achieved by the Company was above the maximum target goal, resulting in each individual earning 106.5% of their target Unit award.

In 2005, the Company made the decision to award Units rather than Non-Qualified Stock Options, which had been issued under the LTICP since 1989. In reaching the decision to award Units, the Compensation Committee evaluated, among other considerations, changes to the required accounting treatment of stock option awards and other tax and accounting implications of various types of equity awards. Awarding Units instead of Non-Qualified Stock Options reduces stockholder dilution because the Company can offer equal long term value while issuing fewer shares. Unit awards are earned only when the performance goal is met, contain a retention element and align executive management with stockholder interests. For these reasons, the Compensation Committee has determined that Units are the most appropriate long-term equity based incentive for our Company and are the only type of equity incentive that the Company currently awards to its executive officers.

Perquisites.  The Company has an interest in ensuring the physical and mental wellness of its employees and, therefore, provides for a reimbursement of up to $3,000 for an annual physical for each executive officer. In addition, in lieu of providing specific perquisites, the Company provides a set cash dollar amount of specifically identified perquisites. This dollar amount is consistent within each grade level and is paid in 26 equal bi-weekly payments annually, as identified in the footnotes to the Summary Compensation Table. The executive officers do not need to spend their allowance on the specified items, but are free to use the allowance at their discretion. We believe that providing a set dollar amount allows our executive officers more flexibility and is more efficient to administer than reimbursing for each individual expense. The amount provided is reviewed periodically and is consistent with perquisites provided by the benchmarking group. In addition, our executive officers may receive personal administrative assistant services at no incremental cost to the Company. Perquisite amounts are not considered annual salary for bonus purposes or 401(k) contributions.

401(k) Plan.  The Company believes that financial security during retirement is an important benefit to provide to our executive management. For this reason, the Company and various subsidiaries offer 401(k) plans to their employees, including their executive officers. Because the Company and subsidiary plans operate and are administered in a similar fashion, for purposes of this discussion, the 401(k) plans will be referred to in the singular. Participants may contribute up to the federal limit in the 401(k) plan. The Company makes various levels of contributions to the 401(k) plan, including age-weighted contributions and performance-based matching contributions as defined in the 401(k) plan. Although the majority of the Company’s peers have both defined benefit and defined contribution plans, the Compensation Committee elected to implement a defined contribution plan (the 401(k) plan) to control Company costs. The Company’s 401(k) plan is consistent with similar plans available generally in the energy industry. Executive officers participate in the 401(k) plan on the same basis as other employees.

Supplemental Executive Retirement Plan.  In addition to the 401(k) plan described above, Company officers, including all of the executive officers, and other key employees are eligible to participate in the Company’s Post-2004 Supplemental Executive Retirement Plan (Post-2004 SERP). In connection with the adoption of the Post-2004 SERP, the Company suspended contributions to its previous SERP (SERP), except for guaranteed interest contributions discussed in the narrative disclosure following the Nonqualified Deferred Compensation Table. The SERP and Post-2004 SERP were implemented to allow Company officers to defer additional pre-tax compensation for retirement without regard to the limits placed on 401(k) plans under the Internal Revenue Code. We believe that the Post-2004 SERP is an important tool for the retirement planning efforts of our officers. Moreover, after reviewing data from the benchmarking group, our Compensation Committee determined that the Post-2004 SERP is important to remain competitive in the compensation arena. Additional information regarding the operation of the SERP and Post-2004 SERP may be found in the footnotes and narrative disclosure following the Nonqualified Deferred Compensation Table.

Change of Control and Employment Agreements

Change of Control Employment Agreements.  The Company has entered into Change of Control Employment Agreements with nine executive officers, including all of the named executive officers. After benchmarking studies performed by outside legal counsel at the request of the Compensation Committee in 1999, the Compensation Committee adopted a form of Change of Control Agreement. In 2005, the Compensation Committee again retained outside legal counsel to perform an update of the benchmarking study to determine whether the Change of Control Agreements remained competitive in the Company’s industry. As a result of this analysis, the Compensation Committee revised the form of Change of Control Agreement to reduce the termination multiple for future agreements, as discussed in the section titled “Executive Compensation — Change of Control and Employment Agreements.”

The Compensation Committee has determined that the Change of Control Agreements are a necessary component of our compensation package in order for us to provide competitive compensation arrangements, particularly because such agreements are standard in our industry. Moreover, we believe that the Change of Control Agreements help us to attract and retain our named executive officers by reducing the personal uncertainty and anxiety that arises from the possibility of a future business combination. We selected objective criteria to determine whether a change of control has occurred for purposes of the Change of Control Agreements in order to reduce the likelihood of a dispute in the event of a change of control and to help ensure that the agreements are triggered only under circumstances when a true transfer of control or ownership has occurred. While the Change of Control Agreements do not influence decisions regarding compensation elements, the Compensation Committee periodically reviews the terms of the Change of Control Agreements so that they remain generally consistent with those of the benchmarking group. Additional information regarding the Change of Control Agreements may be found in the section titled “Executive Compensation — Change of Control and Employment Agreements.”

Employment Agreements.  When the Company emerged from bankruptcy in 1987, it offered employment agreements to certain key officers. The only executive officers with the 1987 employment agreements are Messrs. Rock and Dudman. These agreements were entered into primarily as a retention tool but also because the Board of Directors felt that Messrs. Rock and Dudman could provide extraordinary and unique management and strategy skills to maintain and grow the Company. The Compensation Committee has reviewed these contracts and has concluded that they should remain in place but no longer offers new employment agreements to executive officers. Both agreements contain severance provisions that would entitle each individual to receive a lump sum payment in cash equal to his current annual base salary and bonus through the end of the employment period in the event that such individual were to be terminated by the Company (other than for cause, death or disability) or if for any reason his position is eliminated or otherwise becomes redundant, except in the event of a change of control as explained in the section titled “Executive Compensation — Change of Control and Employment Agreements.”

Pension Plan.  The Company has a defined benefit pension plan, which is currently frozen. The benefit accruals were frozen effective March 1, 1987, and the amount of the pension benefit was fixed for all eligible employees based only upon benefit accruals from September 1, 1985 to March 1, 1987. Any benefits under the pension plan are offset by benefits paid under a previous pension plan of the Company. Mr. Rock is the only named executive officer with any benefit accruals under the plan. Additional information regarding the plan may be found in the narrative discussion following the Pension Benefits Table.

Stock Ownership Guidelines.  Our Compensation Committee encourages stock ownership by executive management and periodically reviews the ownership levels and considers the appropriateness of implementing stock ownership guidelines. Our Compensation Committee has chosen not to require stock ownership guidelines for the executive management. However, as of March 15, 2008, the value of common stock owned by our CEO and

CFO are approximately 36 times and 19 times their current individual annual base salaries. This level of stock ownership evidences the alignment of the interests of our CEO and CFO with our investor’s interests. Our Insider Trading Policy prohibits our executive officers from engaging in any hedging or monetization transactions involving Company securities.

COMPENSATION AND BENEFITS COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation and Benefits Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

G. Clyde Buck, Chairman
Dod A. Fraser
Robert Kelley

EXECUTIVE COMPENSATION

The following tables show compensation for services to the Company of the persons who during 2007 were the Principal Executive Officer, Principal Financial Officer, and the next three most highly compensated executive officers (the “Named Executive Officers”).

Summary Compensation Table

							Change in
							Pension Value
							and
							Nonqualified
					Option	Non-Equity	Deferred
				Stock	Awards	Incentive Plan	Compensation	All Other
Name and Principal		Salary	Bonus	Awards	($)	Compensation	Earnings	Compensation	Total
Position	Year	($)	($(1)	($)(2)	(2)	($)(3)	($)	($)(4)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Doug Rock	2007	$1,175,000	$0	$4,824,301	$818,368	$1,837,230	$(5)	$590,552	$9,245,451
Chairman of the Board, Chief Executive Officer, President and Chief Operating Officer	2006	$1,100,000	$0	$3,065,813	$1,744,770	$2,200,000	$1,446	$580,903	$8,692,932
Margaret K. Dorman	2007	$465,000	$0	$848,810	$169,949	$424,127	$0	$156,130	$2,064,016
Senior Vice President, Chief Financial Officer and Treasurer	2006	$430,000	$0	$509,120	$365,195	$516,000	$0	$150,110	$1,970,425
Donald McKenzie	2007	$555,000	$0	$1,502,164	$80,700	$717,948	$0	$235,772	$3,091,584
President and Chief Executive Officer, M-I SWACO	2006	$525,000	$0	$800,604	$196,872	$840,000	$0	$117,168	$2,479,644
Bryan L. Dudman	2007	$485,000	$0	$783,979	$98,986	$401,944	$0	$162,999	$1,932,908
President, Smith Services	2006	$450,000	$0	$444,289	$215,158	$540,000	$0	$127,576	$1,777,023
John J. Kennedy	2007	$400,000	$0	$817,336	$169,949	$92,300	$0	$108,785	$1,588,370
President and Chief Executive Officer, Wilson	2006	$375,000	$0	$509,120	$365,195	$396,450	$0	$113,960	$1,759,725

(1)	Performance-based cash bonuses paid pursuant to the AIP are included in column (g).

(2)	The amounts in column (e) and (f) reflect the dollar value recognized in the Company’s financial statements for the fiscal years ended December 31, 2006 and December 31, 2007 per FAS 123R for equity awards made pursuant to the Company’s Second Amended and Restated 1989 Long-Term Incentive Compensation Plan, ignoring the FAS 123R assumption for non-vested forfeitures. See note 14 to the consolidated financial statements included in the Company’s Annual Report for the year ended December 31, 2007 for a complete description of the FAS 123R valuation for 2007, including forfeitures. The target, threshold and maximum value of equity awards granted during 2007 are shown below in the Grants of Plan-Based Awards Table.

(3)	The amounts in column (g) reflect the cash bonus awards paid to the named individuals in 2008 for the 2007 performance year under the AIP, which is discussed in more detail under the heading “Compensation Discussion and Analysis — Annual Cash Bonus.”

(4)	The amounts in column (i) for 2007, which include Company contributions to the SERP and the 401(k) Plan and perquisites, are itemized below:

						Life
				Perquisite		Insurance
	SERP	401(k)		Allowance(a)		Premiums

D. Rock	$503,503	$22,938		$32,800		$31,311
M. Dorman	$117,986	$15,063		$21,700		$1,381
D. McKenzie	$175,283	$25,281	(b)	$26,500		$8,708
B. Dudman	$114,310	$18,438		$27,143	(c)	$3,108
J. Kennedy	$64,929	$18,438		$21,700		$3,718

(a)	These amounts include a specified dollar amount for an annual physical, automobile allowance, financial planning and tax preparation, mobile phone, medical reimbursement, club memberships and legal counseling that may be used at the discretion of each individual. Perquisites are described in more detail under the heading “Compensation Discussion and Analysis — Perquisites.”

(b)	Includes $7,578 in profit sharing contributions from M-I SWACO.

(c)	Includes $5,443 for spousal travel to accompany the executive on company business.

(5)	This amount reflects the change in pension value under the Smith International, Inc. Restated Pension Plan. Due to an increase in the discount rate to 6.33%, the change in pension value for the 2007 fiscal year was a negative $752. The Restated Pension Plan is discussed in the narrative to the Pension Benefits Table below.

GRANTS OF PLAN-BASED AWARDS
FOR FISCAL 2007

The following table provides information regarding incentive awards made to the Named Executive Officers during the 2007 fiscal year.

								All	All Other
								Other	Option		Grant
								Stock	Awards:	Exercise	Date
								Awards:	Number of	or Base	Fair
		Estimated Possible Payouts Under			Estimated Future Payouts Under			Number of	Securities	Price of	Value of
		Non-Equity Incentive Plan Awards(1)			Equity Incentive Plan Awards(2)			Shares of	Underlying	Option	Stock and
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Stock or	Options	Awards	Option
Name	Date	($)	($)	($)	(#)	(#)	(#)	Units (#)	(#)	($/Sh)	Awards(3)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)

D. Rock	12/4/2007	—	—	—	39,402	78,803	102,444	—	—	—	$5,024,479
	N/A	$282,000	$1,410,000	$2,820,000	—	—	—	—	—	—	N/A
M. Dorman	12/4/2007	—	—	—	16,011	32,022	41,629	—	—	—	$2,041,723
	N/A	$65,100	$325,500	$651,000	—	—	—	—	—	—	N/A
D. McKenzie	12/4/2007	—	—	—	16,011	32,022	41,629	—	—	—	$2,041,723
	N/A	$88,800	$444,000	$888,000	—	—	—	—	—	—	N/A
B. Dudman	12/4/2007	—	—	—	16,011	32,022	41,629	—	—	—	$2,041,723
	N/A	$63,050	$315,250	$630,500	—	—	—	—	—	—	N/A
J. Kennedy	12/4/2007	—	—	—	7,126	14,251	18,526	—	—	—	$908,644
	N/A	$52,000	$260,000	$520,000	—	—	—	—	—	—	N/A

(1)	Amounts represent possible payouts for the 2007 performance year under the AIP, which is discussed in more detail under the heading “Compensation Discussion and Analysis — Annual Cash Bonus.” The actual payout amount is included in column (g) of the Summary Compensation Table.

(2)	Amounts represent performance-based restricted stock unit awards made in December 2007 for the 2008 performance year under the LTICP, which is discussed in more detail under the heading “Compensation Discussion and Analysis — Annual Performance-Based Restricted Stock Unit Award.” If threshold levels of performance are not met, then no shares would be issued.

(3)	The grant date fair market value was determined in accordance with FAS 123R based on the closing price of the stock on the date of grant minus the present value of the dividend stream for the vesting period, assuming a 1-year, 2-year, and 3-year annual discount rate of 3.49%, 3.35%, and 3.35%, respectively.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
FOR FISCAL 2007

The following table shows the number of shares covered by exercisable and unexercisable options and unvested restricted stock units held by the Company’s Named Executive Officers on December 31, 2007.

		Option Awards							Stock Awards
													Equity
				Equity									Incentive
				Incentive									Plan
				Plan								Equity	Awards:
				Awards:								Incentive	Market or
		Number of	Number of	Number					Number of	Market Value		Plan Awards:	Payout Value of
		Securities	Securities	of Securities					Shares or	of Shares		Number of	Unearned Shares,
		Underlying	Underlying	Underlying					Units of	or Units of		Unearned Shares,	Units or
		Unexercised	Unexercised	Unexercised	Option				Stock That	Stock That		Units or Other	Other Rights
		Options	Options	Unearned	Exercise		Option		Have Not	Have Not		Rights That have	That Have
	Grant	(#)	(#)	Options	Price		Expiration		Vested	Vested		Not Vested	Not Vested
Name	Date	Exercisable	Unexercisable	(#)	($)		Date(1)		(#)	($)		(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)		(g)		(h)	(i)		(j)	(k)

D. Rock	12/4/2007	—	—	—	—		—		—	—		78,803	$5,819,602	(1)
	12/5/2006	—	—	—	—		—		82,506	$6,093,068	(2)	—	—
	12/6/2005	—	—	—	—		—		52,708	$3,892,486	(3)	—	—
	12/7/2004	64,500	21,500	—	$28.13		12/7/2014	(4)	—	—		—	—
	12/2/2003	105,000	—	—	$19.41		12/2/2013	(5)	—	—		—	—
M. Dorman	12/4/2007											32,022	$2,364,825	(1)
	12/5/2006	—	—	—	—		—		14,421	$1,064,991	(2)	—	—
	12/6/2005	—	—	—	—		—		8,280	$611,478	(3)	—	—
	12/7/2004	12,000	4,000	—	$28.13		12/7/2014	(4)	—	—		—	—
	12/2/2003	90,000	—	—	$19.41		12/2/2013	(5)	—	—		—	—
	12/3/2002	26,000	—	—	$17.36		12/3/2012	(6)	—	—		—	—
D. McKenzie	12/4/2007	—	—	—	—		—		—	—		32,022	$2,364,825	(1)
	12/5/2006	—	—	—	—		—		32,864	$2,427,006	(2)	—	—
	12/6/2005	—	—	—	—		—		18,975	$1,401,304	(3)	—	—
	12/7/2004	—	—	—	—		—		150	$10,928	(7)	—	—
	12/7/2004	—	350	—	$28.13		12/7/2014	(4)	—	—		—	—
	12/9/2004	850	850	—	$31.65	(8)	12/9/2014		—	—		—	—
	12/3/2003	3,500	—	—	$23.62	(9)	12/3/2013		—	—		—	—
	12/12/2002	2,800	—	—	$22.57	(10)	12/12/2012		—	—		—	—
B. Dudman	12/4/2007	—	—	—	—		—		—	—		32,022	$2,364,825	(1)
	12/5/2006	—	—	—	—		—		14,421	$1,064,991	(2)	—	—
	12/6/2005	—	—	—	—		—		8,280	$611,478	(3)	—	—
	12/7/2004	2,400	2,400	—	$28.13		12/7/2014	(4)	—	—		—	—
	12/9/2004	—	5,550	—	$31.65	(8)	12/9/2014		—	—		—	—
J. Kennedy	12/4/2007	—	—	—	—		—		—	—		14,251	$1,052,436	(1)
	12/5/2006	—	—	—	—		—		14,421	$1,064,991	(2)	—	—
	12/6/2005	—	—	—	—		—		8,280	$611,478	(3)	—	—
	12/7/2004	4,000	4,000	—	$28.13		12/7/2014	(4)	—	—		—	—
	12/2/2003	22,500	—	—	$19.41		12/2/2013	(5)	—	—		—	—

(1)	These are performance-based restricted stock units that vest at the rate of 33 1/3% a year, subject to satisfaction of performance criteria for the 2008 year, with vesting dates of 12/31/2008, 12/6/2009 and 12/6/2010.

(2)	These are performance-based restricted stock units that vest at the rate of 33 1/3% a year, based on satisfaction of performance criteria for the 2007 year, with vesting dates of 12/31/2007, 12/6/2008 and 12/6/2009.

(3)	These are performance-based restricted stock units that vest at the rate of 33 1/3% a year, based on satisfaction of performance criteria for the 2006 year, with vesting dates of 12/31/2006, 12/6/2007 and 12/6/2008.

(4)	These options vest at the rate of 25% a year on 12/7/2005, 12/7/2006, 12/7/2007 and 12/7/2008.

(5)	These options vested at the rate of 25% a year on 12/2/2004, 12/2/2005, 12/2/2006 and 12/2/2007.

(6)	These options vested at the rate of 25% a year on 12/3/2003, 12/3/2004, 12/3/2005 and 12/3/2006.

(7)	These are time-based restricted stock units that vest at the rate of 25% a year with vesting dates of 12/7/2005, 12/7/2006, 12/7/2007 and 12/7/2008.

(8)	These awards are Schlumberger Stock Appreciation Rights based on Schlumberger stock price appreciation. They were awarded as part of the compensation structure at M-I SWACO prior to the time the individuals became executive officers of the Company and vest at a rate of 25% per year, conditioned on continuous employment through the vest date, with vesting dates of 12/9/2005, 12/9/2006, 12/9/2007, and 12/9/2008. Maximum payout is limited to 125% of the initial value of the units subject to the award.

(9)	These awards are Schlumberger Stock Appreciation Rights based on Schlumberger stock price appreciation. They were awarded as part of the compensation structure at M-I SWACO prior to the time the individual became an executive officer of the Company and vested at a rate of 25% per year, conditioned on continuous employment through the vest date, with vesting dates of 12/3/2004, 12/3/2005, 12/3/2006, and 12/3/2007. Maximum payout is limited to 125% of the initial value of the units subject to the award.

(10)	These awards are Schlumberger Stock Appreciation Rights based on Schlumberger stock price appreciation. They were awarded as part of the compensation structure at M-I SWACO prior to the time the individual became an executive officer of the Company and vested at a rate of 20% per year, conditioned on continuous employment through the vest date, with vesting dates of 12/12/2003, 12/12/2004, 12/12/2005, 12/12/2006 and 12/12/2007.

OPTION EXERCISES AND STOCK VESTED
FOR FISCAL 2007

The following table shows all stock options exercised and value received upon exercise, and all stock awards vested and value received upon vesting by the Named Executive Officers during the fiscal year ended December 31, 2007.

	Option Awards			Stock Awards
	Number of			Number of
	Shares		Value	Shares	Value
	Acquired on		Realized on	Acquired on	Realized on
	Exercise		Exercise	Vesting	Vesting
Name	(#)		($)	(#)	($)
(a)	(b)		(c)	(d)	(e)

D. Rock	—		—	123,762	$8,453,656
M. Dorman	140,000		$5,591,794	21,015	$1,433,947
D. McKenzie	53,952	(1)	$1,923,277	35,774	$2,521,204
B. Dudman	99,252	(1)	$3,111,420	18,834	$1,299,336
J. Kennedy	136,000		$6,907,809	21,015	$1,433,947

(1)	This amount includes the exercise of Schlumberger Stock Appreciation Rights described in more detail in the footnotes to the Outstanding Equity Awards at Fiscal Year End Table above.

PENSION BENEFITS
FOR FISCAL 2007

The following table shows the number of years of credited service of and present value of accumulated benefits payable to each of the named Executive Officers under the Company’s Restated Pension Plan.

		Number of Years	Present Value of	Payments During
		Credited Service	Accumulated Benefit	Last Fiscal Year
Name	Plan Name	(#)	($)	($)
(a)	(b)	(c)	(d)	(e)

D. Rock	Smith International, Inc. Restated Pension Plan	1.5	$66,551	$0
M. Dorman	N/A	N/A	N/A	N/A
D. McKenzie	N/A	N/A	N/A	N/A
B. Dudman	N/A	N/A	N/A	N/A
J. Kennedy	N/A	N/A	N/A	N/A

The Company has a defined benefit pension plan (the “Restated Pension Plan”), which is currently frozen. The benefit accruals were frozen effective March 1, 1987, and the amount of the pension benefit was fixed for all eligible employees based only upon benefit accruals from September 1, 1985 to March 1, 1987. Since benefit accruals under the Restated Pension Plan have been frozen since March 1, 1987, the years of service for the Named Executive Officers include only the period from September 1, 1985 to March 1, 1987. The accumulated benefit presented above assumes a retirement age of 65, no pre-retirement decrements, a post-retirement mortality assumption based on the RP2000 Combined Healthy Mortality Table Projected by Scale AA to 2015, and payment in the form of a single life annuity.

NONQUALIFIED DEFERRED COMPENSATION
FOR FISCAL 2007

The following table and narrative disclosure provides information regarding nonqualified deferred compensation with respect to each Named Executive Officer.

	Executive	Registrant		Aggregate
	Contributions in	Contributions in	Aggregate Earnings	Withdrawals/	Aggregate Balance
	Last FY	Last FY	in Last FY	Distributions	at Last FYE
Name	($)	($)(1)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)

D. Rock	$650,000	$503,503	$692,564	$0	$15,206,555
M. Dorman	$82,950	$117,986	$69,460	$0	$1,608,955
D. McKenzie	$111,000	$175,283	$161,957	$0	$3,558,539
B. Dudman	$219,000	$114,310	$234,124	$0	$3,042,756
J. Kennedy	$0	$64,929	$129,883	$0	$2,709,168

(1)	Includes age-weighted and matching contributions made by the Company and additional Company contributions, if any, as explained below. These amounts are reported as All Other Compensation for each named executive officer in the Summary Compensation Table.

Smith International, Inc. Post-2004 Supplemental Executive Retirement Plan.  The Smith International, Inc. Post-2004 Supplemental Executive Retirement Plan (the “Post-2004 SERP”) is a non-qualified, deferred compensation plan, for the benefit of officers and certain other eligible employees of the Company as selected by the Compensation Committee. Participants may contribute, on a pre-tax basis, up to 100% of their cash compensation, as defined in the Post-2004 SERP. Distributions may generally be made either as a lump sum or installment payments following the participant’s termination of employment due to death, disability, retirement or other separation from service. Distributions may also be made on a limited basis and to the extent necessary as a lump sum upon the occurrence of the participant’s unforeseeable financial emergency as approved by the Compensation Committee. The Post-2004 SERP also provides for Company contributions, as follows:

Age-Weighted Contributions.  The Company provides an age-weighted contribution percentage (“AWCP”) ranging from 2% to 6% of qualified compensation, less any age-weighted contributions made to the participant’s 401(k) account. The Post-2004 SERP provides that the AWCP for executive officers is 6% of qualified compensation regardless of age. The difference between a participant’s (i) “Total 401(k) Compensation” and (ii) “Net 401(k) Compensation” is multiplied by the AWCP to compute the age-weighted contribution. “Total 401(k) Compensation” generally means the total of all cash amounts paid by the Company to a participant, including deferred amounts. “Net 401(k) Compensation” generally means Total 401(k) Compensation less participant contributions to the Post-2004 SERP, but not to exceed the limit set under the Internal Revenue Code.

Matching Contributions.  The Company provides a performance-based matching contribution ranging from zero to 100% of salary deferrals that mirrors the matching formulas in effect for the Company’s 401(k) Plan, but without regard to certain Code limits applicable to the 401(k) Plan. Matching contributions for all plan participants are limited to 6% of Total 401(k) Compensation, less any performance-based matching contributions made in their individual 401(k) account. Executive officers receive 100% matching contributions subject to the same limitation.

Additional Company Contributions.  Deferred funds are placed with the fund trustee and invested at the discretion of the participant in a variety of funds, including a money market fund. The Company guarantees that the deferrals invested in the money market fund will yield interest at 120% of the long-term applicable federal rate (“AFR”). Therefore, in addition to the contributions described above, for the portion of each participant’s account invested in the money market fund that is earning less than 120% of AFR, the Company makes a contribution equal to the difference in interest between the money market fund rate actually earned by the money market fund and 120% of the AFR, which contribution is credited to the participant’s account.

Discretionary Profit Sharing Contributions.  The Compensation and Benefits Committee may, in its discretion, determine the amount of any profit sharing contribution for a plan year and how that amount is to be allocated among the accounts of the Post-2004 SERP participants.

In the event of insolvency or bankruptcy, all assets allocable to the Post-2004 SERP are available to satisfy the claims of all general unsecured creditors of the Company. The Company established a grantor trust to serve as a source of funds from which it can satisfy its obligations under the Post-2004 SERP. Participants in the Post-2004 SERP will have no rights to any assets held in the trust, except as general creditors of the Company. A participant’s rights to any amounts credited to an account under the Post-2004 SERP cannot be anticipated, alienated, sold, assigned, pledged, encumbered or charged by the participant and may only pass upon the participant’s death pursuant to a beneficiary designation made by the participant under the Post-2004 SERP. The Company may, by action of the Compensation and Benefits Committee, terminate the Post-2004 SERP with respect to future contributions; provided, however, such termination shall not affect any participant’s right to receive any distribution due under the Post-2004 SERP.

The Post-2004 SERP will be interpreted by the Compensation and Benefits Committee in such manner as necessary to comply with the requirements of Code Section 409A and the authority issued thereunder.

Smith International, Inc. Supplemental Executive Retirement Plan.  In connection with the adoption of the Post-2004 SERP and Code Section 409A, the Company suspended contributions to the SERP effective December 31, 2004, other than such contributions that were earned and vested as of December 31, 2004. However, the Company may be required to make contributions to participants’ accounts to guarantee an investment return equal to 120% of the AFR on deferrals invested in the money market fund, in the same manner as explained above.

With respect to Company insolvency or bankruptcy, participant’s rights, beneficiary designations and plan termination, the SERP is in all material respects the same as the Post-2004 SERP.

Change of Control and Employment Agreements

Employment Agreements.  As discussed in Compensation Discussion and Analysis above, the Company has employment agreements from 1987 with Messrs. Rock and Dudman. These agreements have an initial term of three years and are automatically extended for an additional year at each anniversary date. Automatic renewals may not be suspended by the Company without triggering severance. The agreements automatically terminate when the respective executive reaches age 65. Each employment agreement contains salary and other conditions of employment and entitles the employee to participate in the Company’s bonus program and other benefit programs. If the employment of Mr. Rock or Mr. Dudman is terminated by the Company (other than for cause, death or disability) or if for any reason his position is eliminated or otherwise becomes redundant, Mr. Rock or Mr. Dudman, as applicable, would be entitled to receive a lump sum payment in cash equal to his current annual base salary and bonus through the end of the employment period; provided, however, that in the event of a change of control, the Change of Control Agreements discussed elsewhere in this proxy statement would control, except with respect to any accrued obligations under the employment agreements that were not fully accrued under the applicable Change of Control Agreement.

Change of Control Employment Agreements.  The Company has entered into Change of Control Employment Agreements (“Change of Control Agreements”) with nine executive officers, including all of the Named Executive Officers. In the event of a “change of control” of the Company (as defined in the Change of Control Agreements), the Change of Control Agreements provide for the continued employment of the executive officers for a period of three years and provide for the continuation of salary and benefits.

If, after a change of control event, the executive is terminated by the Company (other than for cause, death or disability), or if the executive elects to terminate his or her employment for “Good Reason” (as defined in the Change of Control Agreements), the executive is entitled to receive the following:

•	A lump sum cash payment equal to:

•	The current annual base salary through the date of termination to the extent not paid and highest annual bonus (as explained below) prorated for the number of days worked in the year (referred to as “Accrued Obligations”).

•	Any compensation previously deferred by the executive and any accrued vacation pay to the extent not paid.

•	The sum of the executive’s annual base salary and highest annual bonus (as explained below) multiplied by the termination multiple applicable to the executive (as explained below), with annual base salary to be calculated as 12 times the highest monthly base salary paid or payable to the executive during the preceding 12 months.

•	Any actuarial difference in the SERP benefit the executive would have received had the executive’s employment continued for the number of years after the date of the executive’s termination multiplied by the termination multiples applicable to the executive.

•	For these calculations, the annual bonus is calculated as the highest annual bonus paid or payable to the executive for the last three full fiscal years prior to the effective date of the change of control event.

•	Continued coverage under applicable welfare and benefit plans for a number of years equal to the termination multiple applicable to the executive.

•	Outplacement services for the executive.

•	Any other amounts or benefits required to be paid or provided under any other Company plan (referred to as “Other Benefits”).

•	A tax gross-up of any excise tax due under the Internal Revenue Code.

If the executive’s employment is terminated by reason of the executive’s death or disability, the executive or the estate of the executive shall be entitled to payment of Accrued Obligations and Other Benefits as explained above.

Termination Multiple.  The Change of Control Agreements for Messrs. Rock and Kennedy and Ms. Dorman include a termination multiple of three times for termination at any time within three years after the change of control event occurs. The Change of Control Agreements for Messrs. McKenzie and Dudman include a termination multiple of three times for termination of employment in year one after the change of control event; two times in year two; and one time in year three.

Stock Incentive Plan.  The Company’s Second Amended and Restated 1989 Long-Term Incentive Compensation Plan provides for the vesting of all outstanding stock options and the satisfaction of all restrictions and conditions on restricted stock and other stock-based awards and the full vesting at 100% target levels of all performance-based awards, as of the day immediately preceding the change of control date.

Potential Payments upon a Change of Control.  The table below shows potential payments if an executive is terminated other than for cause or voluntary termination after a change of control event. The amounts assume that the change of control event and termination of employment were both effective on December 31, 2007, and are estimates that reflect the amounts that would be paid and the incremental value of benefits that would be enhanced through accelerated vesting of options and stock awards. The value of equity awards is based on Smith’s closing market price of $73.85 on December 31, 2007, the last trading day before year end. As discussed above, the accelerated vesting of outstanding equity awards occurs on the day immediately preceding the change of control date, regardless of whether the executive is terminated or terminates his or her employment following the change of control event. The table also assumes that the executive has been paid in full for salary due for the fiscal year and has no deferred compensation, pro-rated perquisites payments or accrued vacation due for the year. Because the termination is assumed to be on the same day as the change of control, amounts shown in this column use a 3x termination multiple for all executives. For Messrs. McKenzie and Dudman, if the termination of employment occurred in year two after the change of control event, the termination multiple would be 2x and if the termination of employment occurred in year three after the change of control event, the termination multiple would be 1x.

						Welfare and
	Pro Rata					Benefit Plan
	Bonus for	Salary and				Coverage and
	Current	Bonus	Option	Stock	SERP	Outplacement	Tax
Name	Fiscal Year(1)	Severance(2)	Awards(3)	Awards(4)	Benefits(5)	Services(6)	Gross-Up	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)

D. Rock	$1,837,230	$11,985,000	$982,980	$15,805,155	$977,094	$92,745	$0	$31,680,204
M. Dorman	$424,127	$3,348,000	$182,880	$4,041,294	$224,584	$92,745	$2,048,048	$10,361,678
D. McKenzie	$717,948	$4,329,000	$16,002	$6,204,062	$329,964	$92,745	$2,810,211	$14,499,932
B. Dudman	$401,944	$3,346,500	$109,728	$4,041,294	$294,925	$92,745	$1,863,654	$10,150,790
J. Kennedy	$92,300	$2,760,000	$182,880	$2,728,905	$234,021	$92,745	$0	$6,090,851

(1)	Because the termination is assumed to be effective on December 31, 2007, the amount shown represents bonus for the full year.

(2)	Amounts shown in column (c) assume a 3x termination multiple for all executives.

(3)	Amounts shown in column (d) represent the value of unvested options that would accelerate upon a change of control based on the difference between the closing price of Smith’s common stock at the end of fiscal 2007 and the exercise price of the respective options. The number of vested and exercisable options outstanding for each individual on December 31, 2007 is included in the Outstanding Equity Awards at Fiscal Year End table.

(4)	Amounts shown in column (e) represent the value of unvested performance-based restricted stock units at the target performance level and unvested restricted stock units, the vesting of which would accelerate upon a change of control based on the closing price of Smith’s common stock at the end of fiscal 2007.

(5)	Amounts shown in column (f) represent the excess of (i) the actuarial equivalent of the benefit under the Company’s current SERP and previous SERP and (ii) the actuarial equivalent of the executive’s actual benefit, if any, as of the date of termination, assuming that the executive’s base salary and contribution amounts remain at the same level as the highest monthly salary paid during fiscal year 2007. Amounts assume a 3x termination multiple for all executives.

(6)	Amounts shown in column (g) represent the continuation of benefits to the executive and the executive’s family equal to those that would have been provided to them in accordance with the plans if (i) the executive’s employment had not terminated and (ii) the executive had remained employed and retired on the last day of such period, assuming full family coverage at the lowest deductible amounts under all benefit plans for each individual. Amounts assume benefits for three years for all executives. This amount also includes $50,000 in outplacement services for each executive.

In the event of the executive’s termination of employment due to death or disability on December 31, 2007, payments would include the amounts indicated in column (b), (d) and (e) above.

DIRECTOR COMPENSATION
FOR FISCAL 2007

Set forth below is a summary of the dollar values of the total annual compensation attributable to each non-employee director’s service to Smith during 2007.

						Change in
						Pension
						Value and
	Fees Earned				Non-Equity	Nonqualified
	or Paid				Incentive Plan	Deferred	All Other
	in Cash	Stock Awards		Option Awards	Compensation	Compensation	Compensation		Total
Name	($)	($)		($)	($)	Earnings	($)		($)
(a)	(b)	(c)		(d)	(e)	(f)	(g)		(h)

G. Clyde Buck	$107,750	$152,610		$0	$0	$0	$0		$260,360
Dod A. Fraser	$117,750	$152,610		$0	$0	$0	$0		$270,360
James R. Gibbs	$121,000	$152,610		$0	$0	$0	$0		$273,610
Robert Kelley	$100,750	$152,610		$0	$0	$0	$1,000	(1)	$254,360
Jerry W. Neely(2)	$37,750	$298,290	(3)	$0	$0	$0	$0		$336,040
John Yearwood	$90,679	$152,610		$0	$0	$0	$0		$243,289

(1)	This amount represents a matching educational gift made on behalf of Mr. Kelley.

(2)	Mr. Neely served as a director until April 25, 2007.

(3)	This amount includes the FAS 123R value of Common Stock, as of April 25, 2007, issued to Mr. Neely as a result of 24,000 restricted stock units vesting upon his retirement as a director.

As an employee of the Company, Mr. Carroll receives no separate fees for his service as a director. His total compensation for services rendered to the Company during 2007 was $1,903,841, which includes base salary of $200,004, the FAS 123R value of option awards made pursuant to the LTICP of $1,102,066, the FAS 123R value of restricted stock unit awards made pursuant to the LTICP of $378,655, contributions to the SERP of $121,638, contributions to the 401(k) of $22,938, life insurance premiums of $5,040 and a lump sum in the amount of $73,500 for perquisites pursuant to Mr. Carroll’s employment agreement.

Mr. Neely has served as an Advisory Director at the request of the Board since his retirement as a director. In 2007, as compensation for his services as Advisory Director, Mr. Neely was paid an annual cash retainer of $25,000 and $38,000 for Board and committee meetings attended in person or telephonically.

Directors’ Compensation

Employee directors receive no additional compensation other than their normal salary for serving on the Board. Non-employee directors receive $50,000 annually and $2,000 for each Board meeting attended. In addition, they are paid $10,000 per year for chairing a committee (other than the chairman of the Audit Committee who is paid $15,000 per year) and $2,000 for each committee meeting attended even if they are not members of such committee. The lead director is paid $15,000 per year. Expenses for Company related business travel are either paid or reimbursed by the Company. During 2007, non-employee directors also received an initial grant of shares, upon first election or appointment, along with an annual grant of shares of Common Stock, each with a value of approximately $150,000. Effective January 2008, the value of the initial and annual grants is approximately $200,000.

Non-Employee Director Programs

The Company terminated its Directors’ Retirement Plan in 1998. The Company issued restricted stock unit grants to each of the non-employee directors in 1999 to fund the actuarial value of their accrued benefits under the retirement plan. These grants of 24,000 shares (adjusted for the two-for-one stock splits on June 20, 2002 and August 24, 2005) will vest upon retirement after ten years of service as a director. Cash dividends are not paid and do not accrue on the unvested units. The two directors with outstanding restricted stock units are Messrs. Buck and Gibbs.

Director Stock Ownership Guidelines

The Board has established non-employee director stock ownership guidelines to align the interests of the directors with those of our stockholders and further promote Smith’s commitment to sound corporate governance. The guidelines are premised upon every non-employee director holding a number of shares of common stock equaling five times the director’s annual cash retainer, within three years of the date the guidelines become effective with respect to said individual.

ADDITIONAL INFORMATION ABOUT OUR
DIRECTORS AND EXECUTIVE OFFICERS

Certain Relationships and Related Transactions

The Audit Committee has adopted a written policy which provides guidelines for monitoring and approving transactions with related parties. Pursuant to the policy, related parties include all executive and operating officers, members of the Board of Directors and stockholders who own more than 5% of our common stock. Transactions with related parties that are entered into at prevailing prices and which comply with standard terms and conditions require no prior approval, except that all transactions with the Chief Executive Officer or Chief Financial Officer require pre-approval from the Nominating and Corporate Governance Committee. Transactions with related parties that do not reflect prevailing prices and do not comply with standard terms and conditions require pre-approval from the Chief Executive Officer or Chief Financial Officer and the Nominating and Corporate Governance Committee.

We have not engaged in any transaction, or series of similar transactions, since the beginning of 2007, nor is there any currently proposed transaction, or series of similar transactions, to which Smith or any of its subsidiaries was or is to be a participant, in which the amount involved exceeds $120,000 and in which any of Smith’s directors or executive officers, members of their immediate family or any stockholder who owns more than 5% of our common stock had, or will have, a direct or indirect material interest.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of the Company’s outstanding shares of Common Stock (collectively, “Section 16 Persons”), to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities. Section 16 Persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of such reports received by it, or written representations from certain Section 16 Persons that all Section 16(a) reports required to be filed for such persons had been filed, the Company believes that during 2007 the Section 16 Persons complied with all Section 16(a) filing requirements applicable to them, except that Mr. Anderson filed one late report disclosing shares purchased pursuant to a dividend reinvestment program that had been inadvertently omitted; Mr. Gibbs filed one late report disclosing the continuation of a gift to his daughter that had been inadvertently omitted and Mr. Neely filed one late report disclosing a gift of shares via inheritance to his wife that had been inadvertently omitted.

PROPOSAL 2: APPROVAL OF THE SMITH INTERNATIONAL, INC.
THIRD AMENDED AND RESTATED 1989 LONG-TERM INCENTIVE COMPENSATION PLAN

At the meeting, you will be asked to approve an amendment and restatement to the Smith International, Inc. Second Amended and Restated 1989 Long-Term Incentive Compensation Plan (the “Plan”), which incorporates previous amendments and increases by 4,000,000 the number of shares of Common Stock reserved for the Plan. On March 14, 2008, the last reported closing price of our Common Stock on the New York Stock Exchange Composite Tape was $63.10.

The Plan was originally approved by the stockholders at the May 9, 1989 Annual Meeting. Since 1989, as adjusted to reflect stock splits, a total of 29,040,000 shares of Common Stock have been reserved for issuance under the Plan. On February 6, 2008, the Board of Directors approved an amendment to the Plan to reserve an additional 4,000,000 shares of Common Stock reserved for issuance under the Plan. At the Annual Meeting, you will be asked to approve the proposed amendment to the Plan described above.

Of the total shares authorized for issuance under the Plan, at December 31, 2007, all but 1,074,185 shares have been awarded in the form of stock options or restricted stock. Should the stockholders approve the proposed amendment to the Plan, a total of approximately 5,074,185 shares, or approximately 2.5% of the Company’s outstanding Common Stock, would be reserved for issuance under the Plan. In addition, of the shares that have already been awarded under the Plan, 3,673,209 shares remained to be issued upon exercise of outstanding stock options or vesting of previously granted restricted stock unit awards.

The Board of Directors has found that restricted stock unit awards granted to employees have been highly effective in recruiting and retaining competent personnel. The Board of Directors believes that the growth of the Company is dependent upon its ability to attract, employ and retain executives and employees of outstanding ability who will dedicate their maximum productive efforts toward the advancement of the Company. The growing competition among companies for capable managers makes it necessary for the Company to maintain a strong and competitive incentive program. The additional 4,000,000 shares will allow the Company to continue its long-term incentive program and to recognize the increased pool of employees eligible to participate. The Company intends to continue to make awards at similar levels and on the same criteria as it has done under the Plan.

Description of the Plan

The following summary describes briefly the principal features of the Plan, and is qualified in its entirety by reference to the full text of the Plan, which is provided as Appendix A to this Proxy Statement.

Purpose.  The purpose of the Plan is to foster and promote the long-term financial success of the Company and to increase stockholder value by: (a) encouraging the commitment of selected key Employees (as defined in the Plan), (b) motivating superior performance of key Employees by means of long-term performance related incentives, (c) encouraging and providing key Employees with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company’s stockholders, (d) attracting and retaining key Employees by providing competitive compensation opportunities, (e) enabling key Employees to share in the long-term growth and success of the Company, (f) providing additional incentives for securing and retaining qualified individuals who are not employees of the Company to serve on the Board of Directors of the Company (“Outside Directors”), and (g) to enhance the future growth of the Company by furthering Outside Directors’ alignment with the interests of the Company and its stockholders.

Awards Under the Plan.  The Plan provides for the following types of awards: (a) nonqualified stock option; (b) stock appreciation right; (c) common stock to Outside Directors; (d) restricted stock (including performance-based); (e) restricted stock unit (including performance-based) (f) stock-based award; and (g) any combination of the foregoing. The Plan permits the grant of awards subject to performance objectives in order to qualify for the performance-based exception within Section 162(m) of the Internal Revenue Code. As of March 15, 2008, nonqualified stock options, common stock and restricted stock units (including performance-based) have been awarded under the Plan.

Plan Administration.  The Plan is administered by the Compensation and Benefits Committee. However, the Independent Directors of the Board constitutes the Committee under the Plan with respect to awards to Outside Directors. Future awards are based on future performance or future stock price and, therefore, are not currently determinable. Please see the section entitled “Compensation Discussion and Analysis” for more information regarding future grants to the named executive officers; the Outstanding Equity Awards at Fiscal Year End Table for more information regarding past grants to the named executive officers; and the Director Compensation Table and related narrative discussion for more information regarding grants to outside directors.

Participation and Eligibility.  All full-time salaried employees of the Company whom the Compensation and Benefits Committee determines are in a position to contribute to the growth, development or financial success of the Company and Outside Directors are eligible to receive awards under the Plan. Common stock awards are only available to Outside Directors.

Shares Subject to Awards Under the Plan.  Since 1989, as adjusted to reflect stock splits, a total of 29,040,000 shares of Common Stock have been reserved for issuance under the Plan. Upon expiration, cancellation or termination of unexercised awards granted under the Plan or forfeiture of shares of restricted stock, the shares of Common Stock subject to such awards will again be available for the grant of awards under the Plan. If any change occurs in the capitalization of the Company, such as a stock dividend or stock split, or if a merger takes place in which the Company is the surviving corporation, the Board or the Compensation Committee may take such action as it deems appropriate so that the value of each outstanding award shall not be adversely affected by such corporate event.

General Terms of the Awards.  The specific terms and conditions of each award, including the vesting and termination of such awards, shall be fixed by the Compensation and Benefits Committee pursuant to the Plan at the time the award is granted. Subject to exceptions, determined by the Compensation and Benefits Committee pursuant to the Plan, the maximum stock based award that may be granted to a Plan participant in a given year is 1,000,000 shares. The grant price of an option or stock appreciation right (“SAR”) may not be less than 100% of the fair market value of our Common Stock on the date of grant of the option. Pursuant to the provisions of the Plan and New York Stock Exchange rules, awards under the Plan may not be re-priced without stockholder approval.

Federal Income Tax Consequences Associated with Awards Granted Under the Plan.  The following is a general summary as of the date of this Proxy Statement of the United States federal income tax consequences associated with the grant of awards under the Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances, thus the tax consequences for any particular individual may be different. Also, this information may not be applicable to any employees of foreign subsidiaries or to participants who are not residents of the United States.

As discussed above, several different types of incentive awards may be issued under the Plan. The tax consequences related to the issuance of each type of award is discussed separately below.

Nonqualified Stock Options and Stock Appreciation Rights (SARs).  Nonqualified stock options granted under the Plan are not intended to qualify as “incentive stock options” and will not qualify for any special tax benefits to the optionee. A participant receiving a nonqualified stock option or SAR that has been issued with an exercise price not less than the fair market value of the Company’s common stock on the grant date will not recognize income and the Company will not be allowed a deduction at the time such an option is granted. When a participant exercises a nonqualified stock option or SAR, the difference between the exercise price and any higher market value of the stock on the date of exercise will be ordinary income to the participant. When a participant disposes of shares acquired by the exercise of the option or SAR, any additional gain or loss will be a capital gain or loss.

In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of a nonqualified stock option or SAR or a sale or disposition of the shares acquired upon exercise of the stock option or SAR. However, upon the exercise of a nonqualified stock option or SAR, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the participant is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Internal Revenue Code.

Restricted Stock Awards, Restricted Stock Unit Awards and Stock-Based Awards.  Generally, the recipient of a restricted stock award or restricted stock unit award has no federal income tax consequences at the time of grant. Rather, at the time the shares are vested and no longer subject to a substantial risk of forfeiture, the participant will recognize ordinary income to the extent of the excess of the fair market value of the stock on the date the risk of forfeiture ceases over the amount paid, if any, by the participant for such stock. For a restricted stock award only, the participant may instead elect to be taxed at the time of grant by making an election under Section 83(b) of the Internal Revenue Code.

In the year that the recipient of a restricted stock award, restricted stock unit award or stock-based award recognizes ordinary taxable income in respect of such award, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the participant is required to recognize, provided that the deduction is not otherwise disallowed under the Internal Revenue Code. Upon disposition of the shares received, the gain or loss recognized by the participant will be treated as capital gain or loss.

Performance-Based Awards.  With certain exceptions, Section 162(m) of the Internal Revenue Code denies a deduction to the Company for compensation paid to certain executive officers in excess of $1 million per executive per taxable year. One such exception applies to certain performance-based compensation as described in Section 162(m), and certain awards granted under the Plan will be intended to qualify as performance-based compensation. The Plan contains provisions consistent with the requirements for performance-based compensation under Section 162(m). However, the Compensation and Benefits Committee may award non-deductible compensation when such grants are in the best interest of the Company, balancing tax efficiency with long-term strategic objectives.

Section 409A.  Section 409A of the Internal Revenue Code provides certain new requirements for non-qualified deferred compensation arrangements. These include requirements with respect to an individual’s election to defer compensation and the individual’s selection of the timing and form of distribution of deferred compensation. Section 409A also generally provides that distributions must be made on or after the occurrence of certain events (e.g., the individual’s separation from service, a predetermined date, or the individual’s death). Section 409A imposes restrictions on an individual’s ability to change his or her distribution timing or form of distribution, after the compensation has been deferred.

Awards granted under the Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A, an additional 20% federal income tax is imposed on compensation recognized as ordinary income, as well as interest on such deferred compensation.

ERISA.  The Company believes that the Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The Plan is not a qualified plan under Section 401(a) of the Internal Revenue Code.

Amendment of the Plan.  The Board of Directors may terminate, modify or amend the Plan at any time without stockholder approval, except for amendments that (a) change the class of persons eligible to receive awards; (b) extend the term of the Plan; (c) decrease the authority granted to the Committee under the Plan; (d) increase the number of shares subject to the Plan or (e) require stockholder approval under New York Stock Exchange listing standards or the Internal Revenue Code in order to maintain listing requirements or favorable tax advantages or qualifications.

Required Approval.  The affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote will be sufficient to approve the Plan.

WE RECOMMEND THAT YOU VOTE “FOR” APPROVAL OF THE THIRD AMENDED AND
RESTATED 1989 LONG-TERM INCENTIVE COMPENSATION PLAN.

EQUITY COMPENSATION PLAN INFORMATION

The following table shows information as of December 31, 2007, with respect to the Smith International, Inc. Second Amended and Restated 1989 Long-Term Incentive Compensation Plan:

	(a)	(b)	(c)
	Number of		Number of Securities
	Securities to be		Remaining Available for
	Issued upon Exercise	Weighted Average	Future issuance under
	of Outstanding	Exercise Price of	Equity Compensation Plans
	Options, Warrants	Outstanding Options,	(Excluding Securities
Plan Category	and Rights	Warrants and Rights	Reflected in Column(a))

Equity compensation plans approved by security holders	3,673,209(1)	$20.04(2)	1,074,185(3)
Equity compensation plans not approved by security holders	Not applicable	Not applicable	Not applicable

Total	3,673,209(1)	$20.04(2)	1,074,185(3)

(1)	Includes an aggregate of 2,077,538 restricted stock units and performance-based restricted stock units awarded to employees; 1,547,671 non-qualified stock options awarded to employees; and 48,000 restricted stock units to be awarded to directors upon their retirement from the board.

(2)	Weighted average exercise price of outstanding options; excludes restricted stock units and performance-based restricted stock units.

PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE RESTATED
CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER
OF AUTHORIZED SHARES OF COMMON STOCK

At the Annual Meeting, you will be asked to approve an amendment to the Restated Certificate of Incorporation of the Company to increase the number of shares of Common Stock that the Company has authority to issue from 250,000,000 to 500,000,000. The number of shares of preferred stock authorized would not be changed by this amendment, nor would the par value of either the Common Stock of the preferred stock be affected in any way.

As of March 15, 2008, 217,855,448 shares of Common Stock were issued (including 17,038,887 shares held as treasury stock) and an aggregate of 4,478,162 shares were reserved for issuance under the Company’s Second Amended and Restated 1989 Long-Term Incentive Compensation Plan (the “Plan”). As of March 15, 2008, 27,666,390 shares were unreserved. If the stockholders approve Proposal 2, then 8,478,162 shares will be reserved for issuance under the Plan and 23,666,390 shares will be unreserved. If the proposed amendment to the restated certificate of incorporation is approved, an aggregate of 273,666,390 shares of Common Stock will be available for issuance. The Company does not have any current plans, agreements or understandings to issue stock that would involve any of the shares of Common Stock resulting from the increase in the number of authorized shares.

On February 6, 2008, the Board of Directors of the Company adopted a resolution approving the amendment to increase the number of authorized shares of Common Stock, subject to stockholder approval. The Board of Directors of the Company believes that it is desirable to have the additional authorized shares of Common Stock available for possible future stock dividends or splits, financing and acquisition transactions, employee benefit plans and other general corporate purposes. Having additional authorized shares of Common Stock available for issuance in the future will give the Company greater flexibility and may allow these shares to be issued without the expense and delay of a special meeting of the stockholders. All authorized but unissued shares of Common Stock, including the additional shares of Common Stock authorized by the proposed amendment, will be available for issuance without further authorization of the stockholders, unless stockholder action is required by applicable law or the rules of a stock exchange on which the Common Stock is listed.

Issuing additional shares of Common stock or rights to acquire additional shares of Common Stock could have the effect of diluting the stock ownership, earnings per share and voting power of existing stockholders, except in pro rata distributions such as stock dividends and stock splits. The proposed amendment also may have the effect of discouraging attempts to take over control of the Company, as additional shares of common stock could be issued to dilute the stock ownership and voting power of, or increase the cost to, a party seeking to obtain control of us. The proposed amendment is not being proposed in response to any known effort or threat to acquire control of the Company and is not part of a plan by management to adopt a series of amendments to the Restated Certificate of Incorporation and Bylaws having an anti-takeover effect.

The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve the proposed increase in the authorized number of shares of Common Stock. Accordingly, abstentions and broker non-votes applicable to shares present at the Annual Meeting will have the same effect as votes cast against approval of the proposed amendment. If the proposed amendment is approved, the first sentence of Article FOURTH of the Company’s Restated Certificate of Incorporation will read as follows:

“FOURTH: The total number of shares of stock that the Corporation shall have authority to issue is 505,000,000, consisting of 500,000,000 shares of Common Stock, par value $1.00 per share (the “Common Stock”), and 5,000,000 shares of Preferred Stock, par value $1.00 per share (the “Preferred Stock”).”

WE RECOMMEND THAT YOU VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL 4: RATIFICATION OF DELOITTE & TOUCHE LLP
AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Deloitte & Touche LLP as its independent registered public accounting firm to audit the books and records of the Company for its fiscal year ending December 31, 2008. The services of Deloitte & Touche LLP will include the audit of the effectiveness of internal controls over financial reporting. The Company has been advised by Deloitte & Touche LLP that the firm has no relationship with the Company or its subsidiaries other than that arising from the firm’s engagement as independent registered public accountants and, in limited circumstances, tax advisors. Deloitte & Touche LLP has audited the Company’s financial statements since April 15, 2002.

Deloitte & Touche LLP has offices in or convenient to most of the locations in the world where the Company and its subsidiaries operate. Representatives of Deloitte & Touche LLP are not expected to be present at the Annual Meeting, will not have the opportunity to make a statement and will not be available to respond to questions.

Fees Paid to Deloitte & Touche LLP

During fiscal years 2007 and 2006, the Company incurred the following fees for services performed by Deloitte & Touche LLP:

	2007	2006

Audit Fees	$4,976,000	$4,890,000
Audit-Related Fees	348,000	104,000
Tax Fees	0	35,000
All Other Fees	0	0

Total	$5,324,000	$5,029,000

Audit Fees.  This category includes the audit of Smith’s annual financial statements and internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act, audits of statutory accounts in certain non-U.S. jurisdictions, review of financial statements included in Smith’s quarterly reports on Form 10-Q and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements for those fiscal years. This category also includes the audit of the combined financial statements of M-I SWACO, the Company’s majority-owned joint venture.

Audit-Related Fees.  This category consists of assurance and related services by Deloitte & Touche LLP that are reasonably related to the performance of the audit or review of Smith’s financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category primarily relate to the audit of various U.S. employee benefit plans, which were not directly related to the audit of the consolidated financial statements. The Audit Committee approved 100% of these Audit-Related Fees pursuant to its pre-approval policy.

Tax Fees.  This category includes fees for professional services performed by Deloitte & Touche LLP with respect to tax compliance, tax advice and tax planning. The Audit Committee approved 100% of these Tax Fees pursuant to its pre-approval policy.

Services Provided by Deloitte & Touche LLP

All services rendered by Deloitte & Touche LLP are permissible under applicable laws and regulations, and are pre-approved by the Audit Committee. Pursuant to SEC rules, the fees paid to Deloitte & Touche LLP for services are disclosed in the table above under the categories listed.

Although ratification by stockholders is not required by law, the Audit Committee has determined that it is desirable to seek stockholder ratification of this appointment in light of the critical role played by independent registered public accountants in maintaining the integrity of Company financial controls and reporting. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint new independent registered public accountants at any time during the year if the Audit Committee believes that such a change would be in the best interest of the Company and its stockholders. If the stockholders do not ratify the appointment of Deloitte & Touche LLP, the Audit Committee may reconsider its selection.

WE RECOMMEND THAT YOU VOTE “FOR” THE CONTINUED ENGAGEMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO AUDIT THE BOOKS AND RECORDS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is comprised of three directors who are deemed to be independent under New York Stock Exchange listing standards and Securities and Exchange Commission regulations. We operate under a written charter, a copy of which is available on Smith’s website, www.smith.com. As required by the charter, we review and reassess the charter annually and recommend any changes to the Board of Directors for approval.

Smith’s management is responsible for the preparation and integrity of the financial statements and the independent registered public accounting firm is responsible for auditing those financial statements. The Audit Committee’s role under its charter is to provide oversight of management in carrying out their duties and to appoint, compensate, and oversee the work of the independent registered public accounting firm. The Audit Committee is not providing any expert or special assurance as to Smith’s financial statements or any professional certification as to the independent registered public accounting firm’s work.

In this context, we report as follows:

•	We have reviewed and discussed with senior management the audited financial statements included in the Company’s Annual Report on Form 10-K. Management has confirmed to us that such financial statements have been prepared in conformity with generally accepted accounting principles.

•	We have discussed with Deloitte & Touche LLP, Smith’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, Communications with Audit Committees. This Statement requires independent auditors to communicate certain matters related to the conduct of an audit to those who have responsibility for oversight of the financial reporting process, specifically the Audit Committee.

•	We have received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, with respect to any relationships between the Firm and the Company. Deloitte & Touche LLP has discussed its independence with us, and has confirmed in such letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

Based on the foregoing, we recommended to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 filed with the Securities and Exchange Commission.

Dod A. Fraser, Chairman
Robert Kelley
John Yearwood

This report of the Audit Committee shall not be deemed “soliciting material,” or to be “filed” with the Securities and Exchange Commission or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), except to the extent that we specifically request that the information be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act. Further, this report will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act except to the extent that we specifically incorporate this information by reference.

OTHER BUSINESS

The Board of Directors does not intend to present any other business for action at the meeting, and the Company has not been advised of any other business intended to be presented by others.

STOCKHOLDERS’ PROPOSALS

To be considered for inclusion in the proxy statement for next year’s Annual Meeting, stockholder proposals must be submitted to the Company in writing by no later than          , 2008. In addition, in order for a stockholder to bring any business before next year’s Annual Meeting, notice must be received by the Company in writing by no later than          , 2008, in accordance with the Company’s Restated Bylaws. If we do not receive notice of your proposal within this time frame, our management will use its discretion to vote all the shares for which we have received proxies as the Board may recommend.

ANNUAL REPORT AND FINANCIAL INFORMATION

A copy of our 2007 Annual Report to Stockholders is being mailed with this Proxy Statement. We will provide without charge the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2007, to any person requesting a copy in writing and stating that he or she was a beneficial holder of the Company’s Common Stock on March 14, 2008. The annual report on Form 10-K is also available on our website at www.smith.com using the “Investor Relations” caption and following the “SEC Filings” links. The Company will also furnish copies of any exhibits to the Form 10-K at $0.50 per page, paid in advance. Requests and inquiries should be addressed to:

Investor Relations
Smith International, Inc.
P. O. Box 60068
Houston TX 77205-0068

The Company’s 2007 Annual Report to Stockholders should not be regarded as proxy soliciting material or as a communication for which a solicitation of proxies is to be made.

By Order of the Board of Directors

Richard E. Chandler, Jr.
Secretary

APPENDIX A

SMITH INTERNATIONAL, INC.
THIRD AMENDED AND RESTATED
1989 LONG-TERM INCENTIVE
COMPENSATION PLAN

(Effective as of January 1, 2008)

A-i

A-ii

A-iii

A-iv

SMITH INTERNATIONAL, INC.
1989 LONG-TERM INCENTIVE COMPENSATION PLAN

SECTION 1

GENERAL PROVISIONS RELATING TO
PLAN GOVERNANCE, COVERAGE AND BENEFITS

1.1	Background and Purpose

Smith International, Inc., (the “Company”) established and adopted the “Smith International, Inc. 1989 Long-Term Incentive Compensation Plan” (the “Plan”). The Plan has been amended from time to time, and most recently amended and restated effective as of January 1, 2005.

The Company hereby amends and restates the Plan under the form of this Plan document primarily to (i) incorporate various changes for the benefit of the Company and the participants in the Plan, (ii) to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and (iii) to increase the number of shares of Common Stock eligible for Incentive Awards. This amendment and restatement is generally effective as of January 1, 2008 (the “Effective Date”), except as may otherwise be noted under certain terms and provisions of the Plan.

The purpose of the Plan is to foster and promote the long-term financial success of the Company and to increase stockholder value by: (a) encouraging the commitment of selected key Employees, (b) motivating superior performance of key Employees by means of long-term performance related incentives, (c) encouraging and providing key Employees with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company’s stockholders, (d) attracting and retaining key Employees by providing competitive compensation opportunities, (e) enabling key Employees to share in the long-term growth and success of the Company, (f) providing additional incentives for securing and retaining qualified individuals who are not employees of the Company to serve on the Board of Directors of the Company (“Outside Directors”), and (g) to enhance the future growth of the Company by furthering Outside Directors’ identification with the interests of the Company and its stockholders.

The Plan provides for payment of various forms of compensation. It is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Plan shall be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.

The Plan will remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 9.7, until all Shares subject to the Plan have been purchased or acquired according to its provisions.

1.2	Definitions

The following terms shall have the meanings set forth below:

(a) Advisory Director.  An individual who (i) is not an officer or employee of the Company or any Subsidiary and (ii) serves as an advisory director on the Board.

(b) Authorized Officer.  The Chairman of the Board, the CEO or any other senior officer of the Company to whom either of them delegate the authority to execute any Incentive Agreement for and on behalf of the Company. No officer or director shall be an Authorized Officer with respect to any Incentive Agreement for himself.

(c) Award Date.  The annual date or other date upon which a Common Stock Award is granted by the Independent Directors of the Board to a Grantee as provided in Section 3.

(d) Board.  The Board of Directors of the Company.

(e) Cause.  When used in connection with the termination of a Grantee’s Employment, shall mean the termination of the Grantee’s Employment by the Company or any Subsidiary by reason of (i) the conviction of the Grantee by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony; (ii) the proven commission by the Grantee of a material act of fraud upon the Company or any Subsidiary, or any customer or supplier thereof; (iii) the misappropriation of any funds or property of the Company or any Subsidiary, or any customer or supplier thereof; (iv) the willful and continued failure by the Grantee to perform the material duties assigned to him that is not cured to the reasonable satisfaction of the Company within 30 days after written notice of such failure is provided to Grantee by the Board or CEO (or by another officer of the Company or a Subsidiary who has been designated by the Board or CEO for such purpose); (v) the knowing engagement by the Grantee in any direct and material conflict of interest with the Company or any Subsidiary without compliance with the Company’s or Subsidiary’s conflict of interest policy, if any, then in effect; or (vi) the knowing engagement by the Grantee, without the written approval of the Board or CEO, in any material activity which competes with the business of the Company or any Subsidiary or which would result in a material injury to the business, reputation or goodwill of the Company or any Subsidiary.

(f) CEO.  The Chief Executive Officer of the Company.

(g) Change in Control.  Any of the events described in and subject to Section 8.8.

(h) Code.  The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority. References herein to any provision of the Code shall refer to any successor provision thereto.

(i) Committee.  A committee appointed by the Board to administer the Plan. While the Company is a Publicly Held Corporation, the Plan shall be administered by a Committee appointed by the Board consisting of not less than two directors who fulfill the “nonemployee director” requirements of Rule 16b-3 under the Exchange Act and the “outside director” requirements of Code Section 162(m). In either case, the Committee may be the Compensation and Benefits Committee of the Board, or any subcommittee of the Compensation and Benefits Committee, provided that the members of the Committee satisfy the requirements of the previous provisions of this paragraph. Notwithstanding the preceding provisions of this subsection, with regard to Incentive Awards granted to Outside Directors, the Independent Directors of the Board shall have the sole power and authority to administer the Plan, and thus all references to the Committee herein shall mean the Independent Directors of the Board with respect to Incentive Awards granted to Outside Directors.

The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.

(j) Common Stock.  The common stock of the Company, $1.00 par value per share, and any class of common stock into which such common shares may hereafter be converted, reclassified or recapitalized.

(k) Common Stock Award.  An authorization of the Independent Directors of the Board to issue or transfer common stock to a Grantee who is an Outside Director pursuant to Section 3.

(l) Company.  Smith International, Inc. and any successor in interest thereto.

(m) Covered Employee.  A named executive officer who is one of the group of covered employees, as defined in Code Section 162(m) and Treasury Regulation § 1.162-27(c) (or its successor), during any period that the Company is a Publicly Held Corporation.

(n) Disability.  A condition of a Grantee which (a) renders him unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (b) is a medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, for which the Grantee is receiving income replacement benefits for a period of not less than three months under an accident and health plan or long-term disability plan covering Employees of the Company or any Subsidiary. A determination of Disability shall be made by a physician selected or approved by the Committee and, in this respect, the Grantee shall submit to any reasonable examination(s) required by such physician upon request. In addition, any determination of Disability shall be made in accordance with the requirements of Code Section 409A as determined by the Committee.

(o) Employee.  Any full-time, salaried employee of the Company (or any Subsidiary) within the meaning of Code Section 3401(c) who, in the opinion of the Committee, is in a position to contribute to the growth, development or financial success of the Company (or any Subsidiary), including, without limitation, officers who are members of the Board.

(p) Employment.  Employment means that the individual is employed as an Employee by the Company or any Subsidiary. In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Subsidiary, nor the transfer of a Grantee from Employment by any Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, or health, or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or written agreement. All determinations regarding Employment, and the termination of Employment hereunder, shall be made by the Committee.

(q) Exchange Act.  The Securities Exchange Act of 1934, as amended.

(r) Fair Market Value.  While the Company is a Publicly Held Corporation, the Fair Market Value of one Share of Common Stock on the date in question is deemed to be (i) the closing sales price of a Share as reported on the New York Stock Exchange or other principal securities exchange on which Shares are then listed or admitted to trading, or (ii) the closing sales price for a Share as quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a Share as quoted by the National Quotation Bureau’s “Pink Sheets” or the National Association of Securities Dealers’ OTC Bulletin Board System. If there was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported.

If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Value of the Common Stock is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Committee in its sole and absolute discretion. In this respect, the Committee may rely on such financial data, appraisals, valuations, experts, and other sources as, in its sole and absolute discretion, it deems advisable under the circumstances.

(s) Grantee.  Any Employee or Outside Director who is granted an Incentive Award under the Plan.

(t) Immediate Family.  With respect to a Grantee, the Grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.

(u) Incentive Agreement.  A separate written agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further defined in Section 8.1.

(v) Incentive Award or Award.  A grant of an award under the Plan to a Grantee, including any Stock Option, Stock Appreciation Right (SAR), Restricted Stock Award, Performance-Based Restricted Award, Common Stock Award, Restricted Stock Unit Award or Other Stock-Based Award.

(w) Independent Director.  A director who is an “independent director” as defined in the New York Stock Exchange current listings, or by such other stock exchange as may be applicable.

(x) Independent SAR or SAR.  A Stock Appreciation Right described in Section 2.4.

(y) Insider.  While the Company is a Publicly Held Corporation, an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

(z) Option Price.  The exercise price at which a Share may be purchased by the Grantee of a Stock Option.

(aa) Other Stock-Based Award.  An award granted by the Committee to a Grantee under Section 6.1 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(bb) Outside Director.  A member of the Board, or an Advisory Director, who is not, at the time the Incentive Award is granted to him, an officer or employee of the Company or any Subsidiary.

(cc) Performance-Based Exception.  The performance-based exception from the tax deductibility limitations of Code Section 162(m), as prescribed in Code Section 162(m)(4)(C) and Treasury Regulation § 1.162-27(e) (or its successor), which is applicable during such period that the Company is a Publicly Held Corporation.

(dd) Performance-Based Restricted Award.  Restricted Stock Awards or Restricted Stock Unit Awards awarded to a Grantee pursuant to Section 4 or Section 5, as applicable, the grant of which is contingent upon the attainment of specified Performance Criteria, and/or the vesting of which are subject to a risk of forfeiture if the specified Performance Criteria are not met within the Performance Period.

(ee) Performance Criteria.  The business criteria that are specified by the Committee pursuant to Section 7 for an Incentive Award that is intended to qualify for the Performance-Based Exception; the satisfaction of such business criteria during the Performance Period being required for the grant or vesting of the particular Incentive Award to occur, as specified in the Incentive Agreement.

(ff) Performance Period.  A period of time determined by the Committee over which performance is measured for the purpose of determining a Grantee’s right to and the payment value of any Performance-Based Restricted Award or Other Stock-Based Award that is intended to qualify for the Performance-Based Exception.

(gg) Plan.  Smith International, Inc. 1989 Long-Term Incentive Compensation Plan, as set forth herein and as it may be amended from time to time.

(hh) Publicly Held Corporation.  A corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act.

(ii) Restricted Stock.  Shares of Common Stock issued or transferred to a Grantee pursuant to Section 4.

(jj) Restricted Stock Award.  An authorization by the Committee to issue or transfer Restricted Stock to a Grantee pursuant to Section 4.

(kk) Restricted Stock Unit.  A unit granted to a Grantee pursuant to Section 5 which entitles him to receive one share of Common Stock on the date specified in the Incentive Agreement.

(ll) Restricted Stock Unit Award.  An authorization to award Restricted Stock Units to Grantee pursuant to Section 5.

(mm) Restriction Period.  The period of time determined by the Committee and set forth in the Incentive Agreement during which the transfer of an Incentive Award by the Grantee is restricted.

(nn) Retirement.  The voluntary termination of Employment by an Employee from the Company and any Subsidiary constituting retirement, and as confirmed through the Company’s Human Resources Department (i) on any date after the Employee attains the normal retirement age, (ii) on an earlier retirement date as expressly agreed to by the Committee prior to termination of Employment, or (iii) as of such other age as may be designated by the Committee in the Employee’s individual Incentive Agreement.

(oo) Share.  A share of the Common Stock of the Company.

(pp) Share Pool.  The number of Shares authorized for issuance under Section 1.4, as adjusted for awards and payouts under Section 1.5 and as adjusted for changes in corporate capitalization under Section 8.6.

(qq) Spread.  The difference between the exercise price per Share specified in a SAR grant and the Fair Market Value of a Share on the date of exercise of the SAR.

(rr) Stock Appreciation Right or SAR.  A Stock Appreciation Right as described in Section 2.4.

(ss) Stock Option or Option.  A stock option that is a nonstatutory stock option (and not an “incentive stock option” as described in Code Section 422), as described in Section 2.

(tt) Stock Option Award.  An authorization to award a Stock Option to a Grantee pursuant to Section 2.

(uu) Subsidiary.  Any corporation (whether now or hereafter existing) which constitutes a “subsidiary” of the Company, as defined in Code Section 424(f) of the Code, and any limited liability company, partnership, or other entity in which the Company controls fifty percent (50%) or more of the voting power or equity interests.

(vv) Termination of Directorship.  The date upon which a Grantee who is an Outside Director ceases to be an Outside Director for whatever reason, voluntary or involuntary. The effective date of such Termination of Directorship shall be the actual date of such termination (whether occasioned by death, Disability, retirement, resignation, non-election or otherwise). The change in an Outside Director’s position to an Advisory Director shall not be a Termination of Directorship hereunder.

1.3	Plan Administration

(a) Authority of the Committee.  Except as may be limited by law or applicable stock exchange requirements, and subject to the provisions herein, the Committee shall have full power to (i) select Grantees who shall participate in the Plan; (ii) determine the amounts, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Incentive Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan’s administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.

With respect to Incentive Awards granted under the Plan to Outside Directors, the Independent Directors of the Board shall constitute the Committee.

(b) Meetings.  The Committee shall designate a chairman from among its members who shall preside at its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings. The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members. The Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

(c) Decisions Binding.  All determinations and decisions of the Committee shall be made in its discretion pursuant to the terms and provisions of the Plan, and shall be final, conclusive and binding on all persons including the Company, its stockholders, Employees, Grantees, and their estates and beneficiaries. The Committee’s decisions with respect to any Incentive Award need not be uniform and may be made selectively among Incentive Awards and Grantees, whether or not such Incentive Awards are similar or such Grantees are similarly situated.

(d) Modification of Outstanding Incentive Awards.  Subject to the stockholder approval requirements of Section 9.7 if applicable, the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award, eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that is either (i) not adverse to the Grantee to whom such Incentive Award was granted or (ii) consented to by such Grantee. Notwithstanding the preceding provisions of this subsection, (i) no amendment or other modification of an Incentive Award shall be made to the extent such modification results in any Stock Option with an exercise price less than 100% of the Fair Market Value per Share on the date of grant, (ii) no acceleration of the vesting of any Incentive Award shall be made, except in the event of the Grantee’s death, Disability, or Retirement, or a Change in Control, or another type of similar circumstance as determined by the Committee, and (iii) no acceleration of vesting, extension of exercisability or other modification shall be made that will subject the Grantee to adverse taxation under Code Section 409A.

(e) Delegation of Authority.  The Committee may delegate to designated officers or other employees of the Company any of its duties and authority under the Plan pursuant to such conditions or limitations as the Committee may establish from time to time; provided, however, the Committee may not delegate to any person the authority (i) to grant Incentive Awards or (ii) if the Company is a Publicly Held Corporation, to take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act, the Performance-Based Exception under Code Section 162(m), or the Sarbanes-Oxley Act of 2002.

(f) Expenses of Committee.  The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.

(g) Indemnification.  Each person who is or was a member of the Committee shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan, except for any such act or omission constituting willful misconduct or gross negligence. Each such person shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles or Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

1.4	Shares of Common Stock Available for Incentive Awards

Subject to adjustment under Section 8.6, there shall be available for Incentive Awards that are granted wholly or partly in Common Stock (including rights or Stock Options that may be exercised for or settled in Common Stock) Thirty Three Million and Forty Thousand (33,040,000) Shares of Common Stock. The number of Shares of Common Stock that are the subject of Incentive Awards under the Plan, and which are forfeited or terminated, expire, are settled in a manner such that all or some of the Shares covered by an Incentive Award are not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, shall again immediately become available for Incentive Awards hereunder. The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate.

During any period that the Company is a Publicly Held Corporation, then unless and until the Committee determines that a particular Incentive Award granted to a Covered Employee is not intended to comply with the Performance-Based Exception, the following rules shall apply to grants of Incentive Awards to Covered Employees:

(a) Subject to adjustment as provided in Section 8.6, the maximum aggregate number of Shares of Common Stock (including Stock Options, SARs, Restricted Stock, Performance-Based Restricted Awards, and Other Stock-Based Awards that are paid out in Shares) that may be granted (in the case of Stock Options and SARs) or that may vest (in the case of Restricted Stock Awards, Performance-Based Restricted Awards, Restricted Stock Unit Awards or Other Stock-Based Awards), as applicable, in any calendar year pursuant to any Incentive Award held by any individual Covered Employee shall be One Million (1,000,000) Shares.

(b) With respect to any Stock Option or SAR granted to a Covered Employee that is canceled or repriced (which may only occur subject to the approval of the Company’s stockholders, as required under applicable securities laws and stock exchange requirements), the number of Shares subject to such Stock Option or SAR shall continue to count against the maximum number of Shares that may be the subject of Stock Options or SARs granted to such Covered Employee hereunder and, in this regard, such maximum number shall be determined in accordance with Code Section 162(m).

(c) The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the Performance-Based Exception.

1.5	Share Pool Adjustments for Awards and Payouts

The following Incentive Awards and payouts shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

(a) Stock Option Award;

(b) SAR;

(c) Common Stock Award;

(d) Restricted Stock Award;

(e) Performance-Based Restricted Award;

(f) Restricted Stock Unit Awards; and

(g) Other Stock-Based Awards.

A cancellation, termination, expiration, forfeiture, or lapse for any reason of any Shares subject to an Award shall restore, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool.

1.6	Common Stock Available

The Common Stock available for issuance or transfer under the Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued Shares, or (c) Shares to be purchased or acquired by the Company. No fractional Shares shall be issued under the Plan; payment for fractional Shares shall be made in cash.

1.7	Eligibility

Outside Directors and Employees shall be eligible to receive Incentive Awards under the Plan. The Committee shall from time to time designate those Employees to be granted Incentive Awards, the type of Incentive Awards granted, the number of Shares, Stock Options, rights or units, as the case may be, which are subject to an Award, and any other terms or conditions relating to each Award, as it may deem appropriate to the extent consistent with the provisions of the Plan. A Grantee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.

No Insider shall be eligible to be granted an Incentive Award that is subject to Rule 16a-3 under the Exchange Act unless and until such Insider has granted a limited power of attorney to those employees of the Company who have been designated by the Company for purposes of future required filings under the Exchange Act.

1.8	Types of Incentive Awards

The types of Incentive Awards under the Plan are (a) Stock Options and Stock Appreciation Rights, (b) Common Stock Awards as described in Section 3, (c) Restricted Stock and Performance-Based Restricted Awards, (d) Restricted Stock Units as described in Section 5, (e) Other Stock-Based Awards, or (f) any combination of the foregoing.

SECTION 2

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1	Grant of Stock Options

The Committee is authorized to grant Stock Options to Employees and the Independent Directors of the Board are authorized to grant Stock Options to Outside Directors, in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee or Independent Directors, as applicable, shall determine in its discretion. Successive grants may be made to the same Grantee regardless of whether any Stock Option previously granted to such person remains unexercised.

2.2	Stock Option Terms

(a) Written Agreement.  Each grant of a Stock Option shall be evidenced by a written Incentive Agreement. Among its other provisions, each Incentive Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Stock Option following termination of the Grantee’s Employment or Termination of Directorship, as the case may be. Such provisions shall be determined in the discretion of the Committee, shall be included in the Grantee’s Incentive Agreement, and need not be uniform among all Stock Options issued pursuant to the Plan.

(b) Number of Shares.  Each Stock Option Award shall specify the number of Shares of Common Stock to which it pertains.

(c) Exercise Price.  The exercise price per Share of Common Stock under each Stock Option shall be determined by the Committee, but in no event shall the exercise price be less than 100% of the Fair Market Value per Share on the date the Stock Option is granted. Each Stock Option shall specify the method of exercise which shall be consistent with the requirements of Section 2.3(a).

(d) Term.  In the Incentive Agreement, the Committee shall fix the term of each Stock Option, not to exceed ten (10) years from the date of grant. In the event no term is fixed, such term shall be ten (10) years from the date of grant.

(e) Exercise.  The Committee shall determine the time or times at which a Stock Option may be exercised, in whole or in part. Each Stock Option may specify the required period of continuous Employment or service as an Outside Director, as applicable, and/or the performance objectives to be achieved before the Stock Option (or any portion thereof) will become exercisable. Each Stock Option Award, the exercise (or timing of the exercise) of which is dependent, in whole or in part, on the achievement of designated performance objectives, may specify a minimum level of achievement in respect of the specified performance objectives below which no Stock Options will be exercisable, as well as a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the performance objectives. All such terms and conditions shall be set forth in the Incentive Agreement.

2.3	Stock Option Exercises

(a) Method of Exercise and Payment.  Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company as of a date set by the Company on the effective date of the proposed exercise. The notice shall set forth the number of Shares with respect to which the Stock Option is to be exercised, accompanied by full payment for the Shares.

The Stock Option exercise price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent; or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that the Shares which are tendered must have been held by the Grantee for at least six (6) months prior to their tender to satisfy the Option Price); or (iii) subject to prior approval by the Committee in its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price; or (iv) subject to prior approval by the Committee in its discretion, by a combination of (i), (ii), and (iii) above.

Any payment in Shares shall be effected by the surrender of such Shares to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Stock Option is exercised. Unless otherwise permitted by the Committee in its discretion, the Grantee shall not surrender, or attest to the ownership of, Shares in payment of the Option Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Stock Option for financial accounting reporting purposes.

The Committee, in its discretion, also may allow the Option Price to be paid with such other consideration as shall constitute lawful consideration for the issuance of Shares (including, without limitation, effecting a “cashless exercise” with a broker of the Stock Option), subject to applicable securities law restrictions and tax withholdings, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law. At the direction of the Grantee, the broker will either (i) sell all of the Shares received when the Stock Option is exercised and pay the Grantee the proceeds of the sale (minus the Option Price, withholding taxes and any fees due to the broker); or (ii) sell enough of the Shares received upon exercise of the Stock Option to cover the Option Price, withholding taxes and any fees due the broker and deliver the remaining Shares to the Grantee (either directly or through the Company). Dispositions to a broker effecting a cashless exercise are not exempt under Section 16 of the Exchange Act while the Company is a Publicly Held Corporation. Moreover, in no event will the Committee allow the Option Price to be paid with a form of consideration, including a loan or a “cashless exercise,” if such form of consideration would violate the Sarbanes-Oxley Act of 2002 as determined by the Committee.

As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver, or cause to be delivered, to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, evidence of ownership for the number of Shares purchased under the Stock Option.

Subject to Section 8.4, during the lifetime of a Grantee, each Stock Option granted to him shall be exercisable only by the Grantee (or his legal guardian in the event of his Disability) or by a broker-dealer acting on his behalf pursuant to a cashless exercise under the foregoing provisions of this Section 2.3(a).

(b) Restrictions on Share Transferability.  The Committee may impose such restrictions on any grant of Stock Options or on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any stockholders’ agreement, buy/sell agreement, right of first refusal, non-competition, and any other agreement between the Company and any of its securities holders or employees; (ii) any applicable federal securities laws; (iii) the requirements of any stock exchange or market upon which such Shares are then listed and/or traded; or (iv) any blue sky or state securities law applicable to such Shares. Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations.

Any Grantee or other person exercising an Incentive Award shall be required, if requested by the Committee, to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee in its discretion, may release any person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.

(c) Proceeds of Option Exercise.  The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan shall be used for general corporate purposes.

2.4	Stock Appreciation Rights

(a) Grant.  The Committee may grant to Employees Stock Appreciation Rights that are independent of Stock Options. All SARs granted under the Plan are intended to be exempt from taxation as deferred compensation under Code Section 409A.

(b) General Provisions.  The terms and conditions of each SAR shall be evidenced by an Incentive Agreement. The exercise price per Share shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the grant date of the SAR. The term of the SAR shall be determined by the Committee. The

Committee cannot include any feature for the deferral of compensation other than the deferral of recognition of income until exercise of the SAR.

(c) Exercise.  SARs shall be exercisable subject to such terms and conditions as the Committee shall specify in the Incentive Agreement for the SAR grant. No SAR granted to an Insider may be exercised prior to six (6) months from the date of grant, except in the event of his death or Disability which occurs prior to the expiration of such six-month period if so permitted under the Incentive Agreement.

(d) Settlement.  Effective for any SARs issued on or after January 1, 2005, upon exercise of the SAR, the Grantee shall receive an amount equal to the Spread. The Spread, less applicable withholdings, shall be payable only in Shares, the number of which shall be determined based on the Fair Market Value of the Shares as of the exercise date, within 30 calendar days after the exercise date. In no event shall any SAR be settled in any manner other than by delivery of Shares. In addition, the Incentive Agreement under which such SARs are awarded, or any other agreements or arrangements, shall not provide that the Company will purchase any Shares delivered as a result of the exercise or vesting of a SAR. Any SARs issued under the Plan prior to January 1, 2005 shall be subject to the settlement provisions of the Plan as in effect prior to January 1, 2005, but only to the extent that such settlement is not considered a payment of deferred compensation that would be subject to Code Section 409A after December 31, 2004.

SECTION 3

COMMON STOCK AWARDS FOR OUTSIDE DIRECTORS

3.1	Initial Award

Each Outside Director shall receive, upon initial election or appointment to the Board, the grant of a Common Stock Award for the number of Shares as deemed appropriate to provide equity compensation to such Grantee having a Fair Market Value, effective as of the first date of such Outside Director’s service on the Board, as determined and voted upon by the Independent Directors of the Board from time to time in its discretion.

3.2	Annual Award

Each Outside Director shall receive an annual Common Stock Award on each Award Date with respect to service rendered by the Grantee during the 12-month period ending on such annual Award Date. The Shares subject to the annual Common Stock Award shall be such number as deemed appropriate to provide equity compensation to such Grantee having a Fair Market Value as determined by the Independent Directors of the Board from time to time, and effective as of the Award Date. The Award Date for annual Common Stock Awards shall be made on the date of the annual Board meeting with respect to the Grantee’s service as an Outside Director during the 12-month period ending on such annual Award Date. The annual Common Stock Awards shall not be prorated for partial service of any Outside Director, except as described in Section 3.3.

3.3	Termination of Directorship

If a Termination of Directorship occurs to an Outside Director, then in lieu of the annual Common Stock Award under Section 3.2, as of the next following annual Award Date such Outside Director shall be entitled to receive a number of Shares equal to the nearest whole number of Shares obtained by multiplying the number of Shares having a Fair Market Value approximately equal to a dollar amount set by the Board from time to time pursuant to Section 3.2 by a fraction, the numerator of which is the number of days from the last previous annual Award Date up to and including the date of his Termination of Directorship, and the denominator of which is the number of days from the last previous annual Award Date up to and including his next following regularly scheduled annual Award Date. Such Shares shall be delivered to the Outside Director within thirty (30) days following the date of his Termination of Directorship.

3.4	Issuance of Common Stock

Within thirty (30) days of the Award Date of a Common Stock Award pursuant to Sections 3.1, 3.2 or 3.3, the Company shall cause Shares of Common Stock to be issued in the name of the Grantee.

3.5  Deferral of Common Stock Award

At the discretion of the Committee, a Grantee may elect in writing to defer the receipt of a Common Stock Award; provided, however, that such election be made by the Grantee not later than by the end of the calendar year that precedes the calendar year in which the applicable 12-month performance period begins. Notwithstanding the previous sentence, at the discretion of the Committee, a Grantee who is eligible to receive an initial award pursuant to Section 3.1 may elect in writing to defer receipt of such initial award within thirty (30) days after the Grantee first becomes eligible to participate in the Plan or any other plan maintained by the Company that is an “account balance” plan within the meaning of, and subject to, Code Section 409A.

3.6  Subsequent Deferrals

At the discretion of the Committee, a Grantee may elect in writing to defer the receipt of a Common Stock Award which has previously been deferred pursuant to Section 3.5; provided, however, that (i) such election will not take effect until at least twelve (12) months after the date upon which the election is made by the Grantee, (ii) except in the case of payment on account of the Grantee’s death or Disability, the payment with respect to which such election is made must be deferred for a period of not less than five (5) years from the date the payment would otherwise have been paid, and (iii) such election may not be made less than twelve (12) months prior to the date the payment was otherwise scheduled to be made. Any subsequent deferral election made by the Grantee pursuant to this Section 3.5 must be consistent with the requirements of Code Section 409A.

SECTION 4

RESTRICTED STOCK

4.1  Award of Restricted Stock

(a) Grant.  In consideration of the Grantee’s Employment or service as an Outside Director, as applicable, Shares of Restricted Stock may be awarded by the Committee (or, with respect to Outside Directors, by the Independent Directors of the Board) with such restrictions during the Restriction Period as may be imposed by the Committee or the Independent Directors, as applicable, in its discretion. The minimum Restriction Period for a Restricted Stock Award shall be three (3) years, and for a Performance Based Restricted Stock Award shall be one (1) year. Any such restrictions may differ with respect to a particular Grantee. Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to, or more than the Fair Market Value of the Shares of Restricted Stock on the grant date. The terms and conditions of each Restricted Stock Award shall be evidenced by an Incentive Agreement and, during the Restriction Period, Shares of Restricted Stock must remain subject to a “substantial risk of forfeiture” within the meaning given to such term under Code Section 83. Any Restricted Stock Award granted to an Employee may, at the time of grant, be designated by the Committee as a Performance-Based Restricted Award that is intended to qualify for the Performance-Based Exception.

(b) Immediate Transfer Without Immediate Delivery of Restricted Stock.  Unless otherwise specified in the Grantee’s Incentive Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Grantee in consideration of his performance of services as an Employee or Outside Director, as applicable, entitling such Grantee to all voting and other ownership rights in such Shares.

As specified in the Incentive Agreement, a Restricted Stock Award may limit the Grantee’s dividend rights during the Restriction Period in which the Shares of Restricted Stock are subject to a “substantial risk of forfeiture” (within the meaning given to such term under Code Section 83) and restrictions on transfer. In the Incentive Agreement, the Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of Performance-Based Restricted Stock granted to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted

Stock maintain eligibility for the Performance-Based Exception. In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, if applicable, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares subject to the Restricted Stock Award with respect to which the dividend is paid.

Shares awarded pursuant to a Restricted Stock Award or Performance-Based Restricted Stock Award may be issued in the name of the Grantee and held, together with a stock power endorsed in blank, by (i) the Committee (or its delegate), (ii) Company (or its delegate), (iii) in trust or in escrow pursuant to an agreement satisfactory to the Committee, or (iv) in a restricted account held by the transfer agent, as shall be determined by the Committee, until such time as the restrictions on transfer have expired. All such terms and conditions shall be set forth in the particular Grantee’s Incentive Agreement. The Company or Committee, or its delegate, shall issue to the Grantee a receipt evidencing the Shares held by it which are registered in the name of the Grantee.

4.2  Restrictions

(a) Forfeiture of Restricted Stock.  Restricted Stock awarded to a Grantee may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a “substantial risk of forfeiture” (as defined under Code Section 83), or a restriction on transferability; (ii) unless otherwise specified by the Committee in the Incentive Agreement, the Shares of Restricted Stock that are subject to restrictions which are not satisfied shall be forfeited and all rights of the Grantee to such Shares shall terminate; and (iii) any other restrictions that the Committee determines in advance are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the Grantee’s Incentive Agreement.

(b) Issuance of Certificates.  Reasonably promptly after the date of grant with respect to the Restricted Stock Award, and unless the Committee has approved the use of electronic stock accounts that do not require the issuance of stock certificates, the Company shall cause to be issued a stock certificate, registered in the name of the Grantee to whom the Restricted Stock Award was granted, evidencing such Shares; provided, however, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such Shares. Each such stock certificate shall bear the following legend or any other legend approved by the Company:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Smith International, Inc. 1989 Long-Term Incentive Compensation Plan and an Incentive Agreement entered into between the registered owner of such shares and Smith International, Inc. A copy of the Plan and Incentive Agreement are on file in the main corporate office of Smith International, Inc.

Such legend shall not be removed from the certificate evidencing such Shares of Restricted Stock unless and until such Shares vest pursuant to the terms of the Incentive Agreement.

(c) Removal of Restrictions.  The Committee, in its discretion, shall have the authority to provide in an Incentive Agreement that the restrictions on the Restricted Stock shall lapse upon the occurrence of the Grantee’s death or Disability, or in the event of a Change in Control. In addition, the Committee shall have the authority, in its discretion, to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock Award, such action is necessary or appropriate.

4.3  Delivery of Shares of Common Stock

When the restrictions in the Incentive Agreement have been satisfied, subject to (a) withholding taxes under Section 9.3 with respect to Employees and (b) the terms of the Incentive Agreement, the Company shall cause Shares of Common Stock to be issued in the name of the Grantee free of restrictions.

SECTION 5

RESTRICTED STOCK UNITS

5.1  Award of Restricted Stock Units

In consideration of the Grantee’s Employment or service as an Outside Director, as applicable, Restricted Stock Unit Awards may be awarded by the Committee (or, with respect to Outside Directors, by the Independent Directors of the Board) to designated Grantees, as determined in the discretion of the Committee or the Independent Directors, as applicable. Any Restricted Stock Unit Award to an Employee may, at the time of grant, be designated by the Committee as a Performance-Based Restricted Award that is intended to qualify for the Performance-Based Exception. The minimum Restriction Period for a Restricted Stock Unit Award shall be three (3) years, and for a Performance Based Restricted Stock Unit Award shall be one (1) year.

5.2  Restricted Stock Unit Award Terms

(a) Written Agreement.  The terms and conditions of each grant of a Restricted Stock Unit Award shall be evidenced by an Incentive Agreement, which shall specify among other provisions (i) the number of Restricted Stock Units awarded to the Grantee, (ii) a specified period during which such Restricted Stock Units must remain subject to a “substantial risk of forfeiture” within the meaning given to such term under Code Section 409A, and (iii) the Performance Criteria, if applicable.

(b) Vesting.  The Committee, in its discretion, shall specify in the Grantee’s Incentive Agreement the date or dates upon which the “substantial risk of forfeiture” (as described in Section 4.2(a)) will lapse (the “Vesting Date”), and the events upon which such lapse occurs.

(c) Payment.  When the restrictions in the Incentive Agreement have been satisfied, subject to (i) withholding taxes under Section 9.3 with respect to Employees and (ii) the terms of the Incentive Agreement, Restricted Stock Units shall be paid in Shares within thirty (30) days after the later of (A) the Vesting Date (as defined in Section 5.2(b)) or (B) the date that satisfaction of any Performance Criteria for the Restricted Stock Units have been certified by the Committee but, in either event, not later than 2 1/2 months following the last day of the calendar year containing the Vesting Date.

(d) Subsequent Deferrals.  At the discretion of the Committee, a Grantee may elect in writing to defer the receipt of Shares payable upon vesting of a Restricted Stock Unit Award; provided, however, that (i) such election will not take effect until at least twelve (12) months after the date upon which the election is made by the Grantee, (ii) except in the case of payment on account of the Grantee’s death or Disability, the payment with respect to which such election is made must be deferred for a period of not less than five (5) years from the date the payment would otherwise have been paid, and (iii) such election may not be made less than twelve (12) months prior to the date the payment was otherwise scheduled to be made. Any subsequent deferral election made by the Grantee pursuant to this Section 5.2(d) must be consistent with the requirements of Code Section 409A.

SECTION 6

OTHER STOCK-BASED AWARDS

6.1  Grant of Other Stock-Based Awards

Other Stock-Based Awards may be awarded by the Committee to selected Grantees that are payable in Shares, as determined by the Committee to be consistent with the goals of the Company. Other types of Stock-Based Awards include, without limitation, purchase rights, Shares of Common Stock awarded that are not subject to any restrictions or conditions other than Common Stock Awards pursuant to Section 3 (limited, however, to not more than five percent (5%) of the Shares available under the Plan under Section 1.4), convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the performance of a specified Subsidiary, division or department of the Company, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Subsidiary. As is the case with other types of Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to or in conjunction with any other Incentive Awards. Other Stock-Based Awards are not intended to be deferred compensation that is subject to Code Section 409A unless otherwise determined by the Committee.

6.2  Other Stock-Based Award Terms

(a) Written Agreement.   The terms and conditions of each grant of an Other Stock-Based Award shall be evidenced by an Incentive Agreement.

(b) Purchase Price.   Except to the extent that an Other Stock-Based Award is granted in substitution for an outstanding Incentive Award or is delivered upon exercise of a Stock Option, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services actually rendered (in the case of authorized and unissued Shares) or to be rendered, or (ii) as otherwise specified in the Incentive Agreement.

(c) Performance Criteria and Other Terms.  In its discretion, the Committee may specify Performance Criteria for (i) vesting in Other Stock-Based Awards and (ii) payment thereof to the Grantee, as it may determine in its discretion. The extent to which any such Performance Criteria have been met shall be determined and certified by the Committee in accordance with the requirements to qualify for the Performance-Based Exception under Code Section 162(m). All terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Incentive Agreement.

(d) Payment.  Other Stock-Based Awards shall be paid in Shares, in a single payment or in installments on such dates as determined by the Committee; all as specified in the Incentive Agreement.

SECTION 7

PERFORMANCE CRITERIA

As determined by the Committee at the time of grant, Performance-Based Restricted Awards, Other Stock-Based Awards and other types of Incentive Awards made under the Plan may be granted to an Employee subject to performance objectives relating to one or more of the following within the meaning of Code Section 162(m) in order to qualify for the Performance-Based Exception (the “Performance Criteria”):

(a) profits (including, but not limited to, profit growth, net operating profit or economic profit);

(b) profit-related return ratios;

(c) return measures (including, but not limited to, return on assets, capital, equity, investment or sales);

(d) cash flow (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital or investments);

(e) earnings (including but not limited to, total shareholder return, earnings per share or earnings before or after taxes);

(f) net sales growth;

(g) net earnings or income (before or after taxes, interest, depreciation and/or amortization);

(h) gross, operating or net profit margins;

(i) productivity ratios;

(j) share price (including, but not limited to, growth measures and total shareholder return);

(k) turnover of assets, capital, or inventory;

(l) expense targets;

(m) margins;

(n) measures of health, safety or environment;

(o) operating efficiency;

(p) customer service or satisfaction;

(q) market share;

(r) credit quality; and

(s) working capital targets.

Performance Criteria may be stated in absolute terms or relative to comparison companies or indices to be achieved during a Performance Period.

The Committee shall establish one or more Performance Criteria for each Incentive Award that is intended to qualify for the Performance-Based Exception no later than ninety (90) days after the beginning of the Performance Period to which the Award relates. In establishing the Performance Criteria for each applicable Incentive Award, the Committee may provide that the effect of specified extraordinary or unusual events will be included or excluded (including, but not limited to, all items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of business or related to a change in accounting principle, all as determined in accordance with standards by Opinion No. 30 of the Accounting Principles Board (APB Opinion 30) or other authoritative financial accounting standards). The terms of the stated Performance Criteria for each applicable Incentive Award must preclude the Committee’s discretion to increase the amount payable to any Grantee that would otherwise be due upon attainment of the Performance Criteria. The Performance Criteria specified in any Incentive Agreement need not be applicable to all Incentive Awards, and may be particular to an individual Grantee’s function or business unit. The Committee may establish the Performance Criteria of the Company or any entity which is affiliated by common ownership with the Company as determined and designated by the Committee, in its discretion, in the Incentive Agreement.

SECTION 8

PROVISIONS RELATING TO PLAN PARTICIPATION

8.1  Incentive Agreement

Each Grantee to whom an Incentive Award is granted (other than a Common Stock Award) shall be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee. The Incentive Agreement shall contain such specific terms as determined by the Committee, in its discretion, with respect to the Grantee’s particular Incentive Award. Such terms need not be uniform among all Grantees or any similarly situated Grantees. The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions that are specific to the individual Grantee’s Incentive Award, as well as, for example, provisions to the effect that the Grantee (a) shall not disclose any confidential information acquired during Employment with the Company, (b) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (c) shall not interfere with the employment or other service of any employee, (d) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (e) shall forfeit an Incentive Award if terminated for Cause, (f) shall not be permitted to make an election under Code Section 83(b) when applicable, and (g) shall be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, a stockholders’ agreement, buy-sell agreement, or other agreement restricting the transferability of Shares by Grantee. An Incentive Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to the Grantee. The Incentive Agreement shall be signed by the Grantee to whom the Incentive Award is made and by an Authorized Officer; provided, however, effective as of January 1, 2006, the Committee, in its discretion, may from time to time approve another method of acceptance.

8.2  No Right to Employment

Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to either continued Employment or service as an Outside Director) in any Grantee or affect any right to terminate the Employment of any Grantee or service as an Outside Director at any time without regard to the existence of the Plan.

8.3  Securities Requirements

The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any Shares to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.

The Committee may, in its discretion, defer the effectiveness of any payment under an Incentive Award to allow the issuance of Shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of the exercise of an Incentive Award. During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Grantee may, by written notice to the Committee withdraw such exercise and obtain the refund of any amount paid with respect thereto.

If the Shares issuable on payment of an Incentive Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO ANY APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

8.4  Transferability

Incentive Awards granted under the Plan shall not be transferable or assignable other than: (a) by will or the laws of descent and distribution or (b) pursuant to a qualified domestic relations order (as defined under Code Section 414(p)); provided, however, only with respect to Incentive Awards consisting of Stock Options awarded to an Employee, the Committee may, in its discretion, authorize all or a portion of the Stock Options to be granted on terms which permit transfer by the Grantee to (i) the members of the Grantee’s Immediate Family, (ii) a trust or trusts for the exclusive benefit of Immediate Family members, (iii) a partnership in which such Immediate Family members are the only partners, or (iv) any other entity owned solely by Immediate Family members; provided that (A) there may be no consideration for any such transfer, (B) the Incentive Agreement pursuant to which such Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 8.4, (C) subsequent transfers of transferred Stock Options shall be prohibited except in accordance with clauses (a) and (b) (above) of this sentence, and (D) there may be no transfer of any Incentive Award in a listed transaction as described in IRS Notice 2003-47. Following any permitted transfer, the Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term “Grantee” shall be deemed to refer to the transferee. The events of termination of employment, as set out in Section 8.7 and in the Incentive Agreement, shall continue to be applied with respect to the original Grantee, and the Incentive Award shall be exercisable by the transferee only to the extent, and for the periods, specified in the Incentive Agreement.

Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Stock Option hereunder, the original Grantee shall remain subject to withholding taxes upon exercise. In addition, the Company and the Committee shall have no obligation to provide any notices to any Grantee or transferee thereof, including, for example, notice of the expiration of an Incentive Award following the original Grantee’s termination of Employment.

The designation by a Grantee of a beneficiary of an Incentive Award shall not constitute transfer of the Incentive Award. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee’s enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 8.4 shall be void and ineffective. All determinations under this Section 8.4 shall be made by the Committee.

8.5  Rights as a Stockholder

(a) No Stockholder Rights.  Except as otherwise provided in Section 4.1(b) for grants of Restricted Stock, a Grantee of an Incentive Award (or a permitted transferee of such Grantee) shall have no rights as a stockholder with respect to any Shares of Common Stock until the issuance of a stock certificate or other record of ownership for such Shares.

(b) Representation of Ownership.  In the case of the exercise of an Incentive Award by a person or estate acquiring the right to exercise such Incentive Award by reason of the death or Disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such person. The Committee may also require such consents and releases of taxing authorities as it deems advisable.

8.6  Change in Stock and Adjustments

(a) Changes in Law or Circumstances.  Subject to Section 8.8 (which only applies in the event of a Change in Control), in the event of any change in applicable law or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants an equitable adjustment because it interferes with the intended operation of the Plan, then, if the Board or Committee should so determine, in its absolute discretion, that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Incentive Awards, and (iii) the price per Share for outstanding Incentive Awards, but shall not result in the grant of any Stock Option with an exercise price less than 100% of the Fair Market Value per Share on the date of grant. The Board or Committee shall give notice to each applicable Grantee of such adjustment which shall be effective and binding.

(b) Exercise of Corporate Powers.  The existence of the Plan or outstanding Incentive Awards hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company’s capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

(c) Recapitalization of the Company.  Subject to Section 8.8 (which only applies in the event of a Change in Control), if while there are Incentive Awards outstanding, the Company shall effect any subdivision or consolidation of Shares of Common Stock or other capital readjustment, the payment of a stock dividend, stock split, combination of Shares, recapitalization or other increase or reduction in the number of Shares outstanding, without receiving compensation therefor in money, services or property, then the number of Shares available under the Plan and the number of Incentive Awards which may thereafter be settled shall (i) in the event of an increase in the number of Shares outstanding, be proportionately increased and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately reduced; and (ii) in the event of a reduction in the number of Shares outstanding, be proportionately reduced, and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately increased. The Board or Committee shall take such action and whatever other action it deems appropriate, in its discretion, so that the value of each outstanding Incentive Award to the Grantee shall not be adversely affected by a corporate event described in this Section 8.6(c).

(d) Issue of Common Stock by the Company.  Except as hereinabove expressly provided in this Section 8.6 and subject to Section 8.8 in the event of a Change in Control, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, Option Price or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards; provided, however, in such event, outstanding Shares of Restricted Stock shall be treated the same as outstanding unrestricted Shares of Common Stock.

(e) Assumption under the Plan of Outstanding Stock Options.  Notwithstanding any other provision of the Plan, the Board or Committee, in its discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based incentive awards that were granted under a stock option plan (or other type of stock incentive plan or agreement) that is or was maintained by a corporation or other entity that was merged into, consolidated with, or whose stock or assets were acquired by, the Company as the surviving corporation. Any such action shall be upon such terms and conditions as the Board or Committee, in its discretion, may deem appropriate, including provisions to preserve the holder’s rights under the previously granted and unexercised stock option or other stock-based incentive award; such as, for example, retaining an existing exercise price under an outstanding stock option. Any such assumption and continuation of any such previously granted and unexercised incentive award shall be treated as an outstanding Incentive Award under the Plan and shall thus count against the number of Shares reserved for issuance pursuant to Section 1.4. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall reduce the Shares available for grants under Section 1.4 and, if not prohibited by any applicable rule or regulation and after obtaining any required shareholder approval, shall likewise increase the number of Shares available for Incentive Awards.

(f) Assumption of Incentive Awards by a Successor.  Subject to the accelerated vesting and other provisions of Section 8.8 that apply in the event of a Change in Control, in the event of a Corporate Event (defined below), each Grantee shall be entitled to receive, in lieu of the number of Shares subject to Incentive Awards, such shares of capital stock or other securities or property as may be issuable or payable with respect to or in exchange for the number of Shares which Grantee would have received had he been entitled to exercise Shares subject to the Award immediately prior to such Corporate Event, together with any conforming adjustments. For this purpose, Shares of Restricted Stock shall be treated the same as unrestricted outstanding Shares of Common Stock. A “Corporate Event” means any of the following: (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, or (iii) a merger, consolidation or combination involving the Company (other than a merger, consolidation or combination (A) in which the Company is the continuing or surviving corporation and (B) which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof). The Board or Committee shall take whatever other action it deems appropriate to preserve the rights of Grantees holding outstanding Incentive Awards.

Notwithstanding the previous paragraph of this Section 8.6(f), but subject to any accelerated vesting or other provisions of Section 8.8 or the Incentive Agreement that apply in the event of a Change in Control, in the event of a Corporate Event (described in the previous paragraph), the Board or Committee, in its discretion, shall have the right and power to:

(i) cancel, effective immediately prior to the occurrence of the Corporate Event, each outstanding Incentive Award (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Grantee an amount in cash equal to the excess of (A) the value, as determined by the Board or Committee, of the property (including cash) received by the holders of Common Stock as a result of such Corporate Event over (B) the exercise price of such Incentive Award, if any; provided, however, this subsection (i) shall be inapplicable to an Incentive Award granted within six (6) months before the occurrence of the Corporate Event if the Grantee is an Insider and such disposition is not exempt under Rule 16b-3 (or other rules preventing liability of the Insider under Section 16(b) of the Exchange Act) and, in that event, the provisions hereof shall be applicable to such Incentive Award after the expiration of six (6) months from the date of grant; or

(ii) provide for the exchange or substitution of each Incentive Award outstanding immediately prior to such Corporate Event (whether or not then exercisable) for another award with respect to the Common Stock or other property for which such Incentive Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Board or Committee, in its discretion, in the Option Price or exercise price of the Incentive Award, if any, or in the number of Shares or amount of property (including cash) subject to the Incentive Award; or

(iii) provide for assumption of the Plan and such outstanding Incentive Awards by the surviving entity or its parent.

The Board or Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this Section 8.6(f).

8.7  Termination of Employment or Directorship, Death, Disability and Retirement

(a) Termination of Employment.  Unless otherwise expressly provided in the Grantee’s Incentive Agreement with respect to a Grantee who is an Employee, if the Grantee’s Employment is terminated (i) involuntarily by the Company without Cause or (ii) for any other reason except due to his death, Disability, Retirement, for Cause, or his voluntary resignation, as subject to the following provisions of this Section 8.7, then any non-vested portion of any Stock Option or other Incentive Award at the time of such termination shall automatically expire and terminate and no further vesting shall occur after the termination date unless the Committee, in its discretion, provides for an extension of exercisability or other modification pursuant to Section 1.3(d) or Section 8.7(g). In such event, except as otherwise expressly provided in his Incentive Agreement or as determined by the Committee in its discretion, the Grantee shall be entitled to exercise his rights only with respect to the vested portion of the Incentive Award for a period that shall end on the earlier of (i) the expiration date set forth in the Incentive Agreement or (ii) one (1) year after the date of his termination of Employment.

(b) Termination of Directorship.  With respect to a Grantee who is an Outside Director, unless otherwise specifically provided in the Grantee’s Incentive Agreement, and except as provided in Section 3.3, upon a Grantee’s Termination of Directorship, all outstanding Awards that are not vested as of such Termination of Directorship will be forfeited.

(c) Termination of Employment for Cause.  Unless otherwise expressly provided in the Grantee’s Incentive Agreement with respect to a Grantee who is an Employee, in the event of termination of the Grantee’s Employment for Cause, all vested and non-vested Incentive Awards granted to such Grantee shall immediately expire, and shall not be exercisable to any extent, as of 12:01 a.m. (CST) on the date of such termination of Employment.

(d) Voluntary Resignation.  Unless otherwise expressly provided in the Grantee’s Incentive Agreement, with respect to a Grantee who is an Employee, in the event of termination of the Grantee’s Employment due to his voluntary resignation except resulting from his Disability or Retirement:

(i) any non-vested portion of any outstanding Incentive Award shall immediately terminate and no further vesting shall occur; and

(ii) any vested Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award, or (B) the expiration of ninety (90) days after the date of his termination of Employment.

(e) Retirement.  Unless otherwise expressly provided in the Grantee’s Incentive Agreement, with respect to a Grantee who is an Employee, upon the termination of Employment due to Retirement:

(i) any non-vested portion of any outstanding Incentive Award shall immediately terminate and no further vesting shall occur; and

(ii) any vested Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award, or (B) the expiration of three (3) years after the date of his termination of Employment.

(f) Disability or Death.  Unless otherwise expressly provided in the Grantee’s Incentive Agreement, with respect to a Grantee who is an Employee, upon termination of Employment as a result of the Grantee’s Disability or death:

(i) any non-vested portion of any outstanding Incentive Award shall immediately terminate upon termination of Employment and no further vesting shall occur; and

(ii) any vested Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award or (B) the expiration of three (3) years after the date of his termination of Employment.

In the event that the Grantee dies or becomes permanently and totally disabled as determined by the Committee within the one-year period specified in Section 8.7(a) (above), then notwithstanding Section 8.7(a), the Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award or (B) the expiration of one (1) year after the date of his death or the date he is determined to be permanently and totally disabled as such date is determined by the Committee.

In the event that the Grantee dies or becomes permanently and totally disabled as determined by the Committee within the three-year period specified in Section 8.7(e) (above), then notwithstanding Section 8.7(e), the Incentive Award shall expire on the earlier of: (A) the expiration date set forth in the Incentive Agreement for such Incentive Award or (B) the later of either (i) the expiration of three (3) years after the date of his Retirement or (ii) one (1) year from the date of his death or the date he is determined to be permanently and totally disabled as such date is determined by the Committee.

(g) Continuation.  Subject to the conditions and limitations of the Plan and applicable law and regulation, with respect to a Grantee who is an Employee, in the event that the Grantee ceases to be an Employee, the Committee and Grantee, in their discretion, may mutually agree with respect to any outstanding Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award; (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Incentive Award; or (iii) to any other change in the terms and conditions of the Incentive Award. In the event of any such change to an outstanding Incentive Award, a written amendment to the Grantee’s Incentive Agreement shall be required.

8.8  Change in Control

Notwithstanding any contrary provision in the Plan, with respect to a Grantee who is an Employee, in the event of a Change in Control (as defined below), the following actions shall automatically occur as of the day immediately preceding the Change in Control date unless expressly provided otherwise in the individual Grantee’s Incentive Agreement:

(a) all of the Stock Options and Stock Appreciation Rights then outstanding shall become 100% vested and immediately and fully exercisable;

(b) all of the restrictions and conditions of any Restricted Stock and any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired, and thus each such Incentive Award shall become free of all restrictions and fully vested; and

(c) all of the Performance-Based Restricted Awards and any Other Stock-Based Awards shall become fully vested and deemed earned in full at the specified 100% target amounts, and promptly paid in full within thirty (30) days to the affected Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.

For all purposes of the Plan, a “Change in Control” of the Company means the occurrence of any one or more of the following events:

(a) The acquisition by any individual, entity or group (a “Person”) (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of either (i) the then outstanding Shares (the “Outstanding Company Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company or any Subsidiary, (ii) any acquisition by the Company or any Subsidiary or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (iii) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar business combination involving the Company (a “Merger”), if, following such Merger, the conditions described in Section 8.8(c) (below) are satisfied;

(b) Individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) Consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the then outstanding Shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, twenty (20%) or more of, respectively, the then outstanding Shares resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or the action of the Board, providing for such Business Combination;

(d) The adoption of any plan or proposal for the liquidation or dissolution of the Company; or

(e) Any other event that a majority of the Board, in its sole discretion, determines to constitute a Change in Control hereunder.

Notwithstanding the occurrence of any of the foregoing events set out in this Section 8.8 which would otherwise result in a Change in Control, the Board may determine in its discretion, if it deems it to be in the best interest of the Company, that an event or events otherwise constituting or reasonably leading to a Change in Control shall not be deemed a Change in Control hereunder. Such determination shall be effective only if it is made by the Board (i) prior to the occurrence of an event that otherwise would be, or reasonably lead to, a Change in Control, or (ii) after such event only if made by the Board a majority of which is composed of directors who were members of the Board immediately prior to the event that otherwise would be, or reasonably lead to, a Change in Control.

Notwithstanding the foregoing provisions of this Section 8.8, to the extent that any payment or acceleration hereunder is subject to Code Section 409A, whether a Change in Control has occurred with respect to such amount shall be determined within the meaning set forth in Code Section 409A(a)(2)(A)(v), but only to the extent inconsistent with the foregoing provisions as determined in the discretion of the Committee.

8.9  Exchange of Incentive Awards

Subject to the approval of the Company’s stockholders, as required under applicable securities laws and stock exchange requirements, the Committee may permit any Grantee to surrender outstanding Incentive Awards in order to exercise or realize his rights under other Incentive Awards or in exchange for the grant of new Incentive Awards, or require holders of Incentive Awards to surrender outstanding Incentive Awards (or comparable rights under other plans or arrangements) as a condition precedent to the grant of new Incentive Awards.

8.10  Financing

Subject to the requirements of the Sarbanes-Oxley Act of 2002, the Company may extend and maintain, or arrange for and guarantee, the extension and maintenance of financing to any Grantee to purchase Shares pursuant to exercise of an Incentive Award upon such terms as are approved by the Committee in its discretion.

SECTION 9

GENERAL

9.1  Effective Date and Grant Period

The Plan is adopted by the Board effective as of the Effective Date, subject to the approval of the stockholders of the Company. Incentive Awards may be granted under the Plan at any time prior to receipt of such stockholder approval; provided, however, (a) no Shares may be issued pursuant to Incentive Awards granted after the Effective Date until the requisite stockholder approval is obtained, and (b) if the requisite stockholder approval is not obtained then any Incentive Awards granted hereunder after the Effective Date shall automatically become null and void and of no force or effect. Notwithstanding the foregoing, any Incentive Award that is intended to satisfy the Performance-Based Exception shall not be granted until the terms of the Plan are disclosed to, and approved by, stockholders of the Company in accordance with the requirements of the Performance-Based Exception.

9.2  Funding and Liability of Company

No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or to otherwise segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or obligation of the Company to any Grantee with respect to an Incentive Award shall be based solely upon any contractual obligations that may be created by the Plan and any Incentive Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company, the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

9.3  Withholding Taxes

(a) Tax Withholding.  The Company shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as the result of an Incentive Award. Upon the lapse of restrictions on Restricted Stock, the Committee, in its discretion, may elect to satisfy the tax withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee.

(b) Share Withholding.  With respect to tax withholding required upon the exercise of Stock Options or SARs, upon the lapse of restrictions on Restricted Stock or Restricted Stock Units, or upon any other taxable event arising as a result of any Incentive Awards, Grantees may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee. All such elections shall be made in writing, signed by the Grantee, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate.

(c) Loans.  To the extent permitted by the Sarbanes-Oxley Act of 2002 or other applicable law, the Committee may provide for loans, on either a short term or demand basis, from the Company to a Grantee who is an Employee to permit the payment of taxes required by law.

9.4  No Guarantee of Tax Consequences

The Company, the Committee and the Board do not make any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate in the Plan.

9.5  Designation of Beneficiary by Grantee

Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Company and will be effective only when filed by the Grantee in writing with the Company during the Grantee’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee’s death shall be paid to the Grantee’s estate.

9.6  Deferrals

Except as set forth in Section 5.2, the Committee shall not permit a Grantee to defer such Grantee’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Grantee by virtue of the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units, or the satisfaction of any requirements or goals with respect to Performance-Based Restricted Awards or Other Stock-Based Awards.

9.7  Amendment and Termination

The Board shall have the power and authority to terminate or amend the Plan at any time, provided, however, the Board shall not, without the approval of the stockholders of the Company within the time period required by applicable law:

(a) except as provided in Section 8.6, increase the maximum number of Shares which may be issued under the Plan pursuant to Section 1.4;

(b) amend the requirements as to the class of individuals eligible to purchase Common Stock under the Plan;

(c) extend the term of the Plan; or,

(d) while the Company is a Publicly Held Corporation (i) increase the maximum limits on Incentive Awards to Covered Employees as set for compliance with the Performance-Based Exception or (ii) decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act.

No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a Grantee under the Plan, without the written consent of such Grantee or other designated holder of such Incentive Award.

In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Company’s Common Stock is then listed or quoted, if applicable, or (b) the Code (or regulations promulgated thereunder), require stockholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without approval of the Company’s stockholders.

9.8  Requirements of Law

(a) Governmental Entities and Securities Exchanges.  The granting of Incentive Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Certificates evidencing Shares delivered under the Plan (to the extent that such Shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law, if applicable. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

(b) Securities Act Rule 701.  If no class of the Company’s securities is registered under Section 12 of the Exchange Act, then unless otherwise determined by the Committee, grants of Incentive Awards to “Rule 701 Grantees” (as defined below) and issuances of the underlying Shares, if any, on the exercise or conversion of such Incentive Awards are intended to comply with all applicable conditions of Securities Act Rule 701 (“Rule 701”), including, without limitation, the restrictions as to the amount of securities that may be offered and sold in reliance on Rule 701, so as to qualify for an exemption from the registration requirements of the Securities Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention. In accordance with Rule 701, each Grantee shall receive a copy of the Plan on or before the date an Incentive Award is granted to him, as well as the additional disclosure required by Rule 701(e) if the aggregate sales price or amount of securities sold during any consecutive 12-month period exceeds $5,000,000 as determined under Rule 701(e). If Rule 701 (or any successor provision) is amended to eliminate or otherwise modify any of the requirements specified in Rule 701, then the provisions of this Section 9.8(b) shall be interpreted and construed in accordance with Rule 701 as so amended. For purposes of this Section 9.8(b), as determined in accordance with Rule 701, “Rule 701 Grantees” shall mean any Grantee other than a director of the Company, the Company’s chairman, CEO, president, chief financial officer, controller and any vice president of the Company, and any other key employee of the Company who generally has access to financial and other business related information and possesses sufficient sophistication to understand and evaluate such information.

9.9  Rule 16b-3 Securities Law Compliance for Insiders

While the Company is a Publicly Held Corporation, transactions under the Plan with respect to Insiders are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention, and to the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion.

9.10  Compliance with Code Section 162(m) for Publicly Held Corporation

While the Company is a Publicly Held Corporation, unless otherwise determined by the Committee with respect to any particular Incentive Award, it is intended that the Plan shall comply fully with the applicable requirements so that any Incentive Awards subject to Section 162(m) that are granted to Covered Employees shall qualify for the Performance-Based Exception, except for grants of Stock Options with an Option Price set at less than the Fair Market Value of a Share on the date of grant. If any provision of the Plan or an Incentive Agreement would disqualify the Plan or would not otherwise permit the Plan or Incentive Award to comply with the Performance-Based Exception as so intended, such provision shall be construed or deemed to be amended to conform to the requirements of the Performance-Based Exception to the extent permitted by applicable law and deemed advisable by the Committee; provided, however, no such construction or amendment shall have an adverse effect on the prior grant of an Incentive Award or the economic value to a Grantee of any outstanding Incentive Award.

9.11  Notices

(a) Notice From Insiders to Secretary of Change in Beneficial Ownership.  Within two business days after the date of a change in beneficial ownership of the Common Stock issued or delivered pursuant to the Plan, an Insider should report to the Secretary of the Company, or his delegate, any such change to the beneficial ownership of Common Stock that is required to be reported with respect to such Insider under Rule 16(a)-3 promulgated pursuant to the Exchange Act. Whenever reasonably feasible, Insiders will provide the Committee or Company with advance notification of such change in beneficial ownership.

(b) Notice to Insiders and Securities and Exchange Commission.  The Company shall provide notice to any Insider, as well as to the Securities and Exchange Commission, of any “blackout period,” as defined in Section 306(a)(4) of the Sarbanes-Oxley Act of 2002, in any case in which Insider is subject to the requirements of Section 304 of said Act in connection with such “blackout period.”

9.12  Pre-Clearance Agreement with Brokers

Notwithstanding anything in the Plan to the contrary, no Shares issued pursuant to the Plan will be delivered to a broker or dealer that receives such Shares for the account of an Insider unless and until the broker or dealer enters into an agreement with the Company whereby such broker or dealer agrees to report immediately to the Secretary of the Company (or other designated person) a change in the beneficial ownership of such Shares.

9.13  Successors to Company

All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

9.14  Miscellaneous Provisions

(a) No Employee, Outside Director, or other person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee or Outside Director any right to be retained in the Employment or other service of the Company or any Subsidiary.

(b) The expenses of the Plan shall be borne by the Company.

(c) By accepting any Incentive Award, each Grantee and each person claiming by or through him shall be deemed to have indicated his acceptance of the Plan.

9.15  Severability

In the event that any provision of the Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.

9.16  Gender, Tense and Headings

Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.

9.17  Governing Law

The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Delaware without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.

9.18  Section 409A Compliance

To the extent that the Plan provides for the payment of amounts that constitute “nonqualified deferred compensation” under Code Section 409A, the Plan is intended to comply with the provisions of Section 409A so as to prevent the inclusion of gross income of any amounts deferred hereunder in a taxable year that is prior to the taxable year or years in which such amounts would otherwise be actually distributed and made available to Grantees or beneficiaries. Notwithstanding any other provision of the Plan, at the discretion of the Committee, the timing of the payment for any Incentive Award that was issued to a Grantee prior to December 31, 2008 may, at the election of the Grantee, be changed to an earlier or later date in accordance with IRS Notice 2006-79, IRS Notice 2007-86 or other authority, as applicable, provided that such election change is made not later than by December 31 of the applicable year as required pursuant to the terms and conditions for such transition relief as set forth in the applicable IRS Notice or other authority.

[Signature page follows.]

IN WITNESS WHEREOF, on this   day of          , 2008, the Company has caused the Plan to be duly executed in its name and on its behalf by its duly authorized officer.

SMITH INTERNATIONAL, INC.

By:	/s/ RICHARD E. CHANDLER, JR.
Name: Richard E. Chandler, Jr.

Title:	Senior Vice President, General Counsel and Secretary

Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 13, 2008.

Vote by Internet
• Log on to the Internet and go to www.envisionreports.com/Sii
• Follow the steps outlined on the secured website.

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

A Election of Directors	PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.
1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold
01 — Loren K. Carroll	☐	☐

	For	Withhold
02 — Dod A. Fraser	☐	☐
B  Issues
The Board of Directors recommends a vote FOR the following proposals.

2. Approval of Third Amended and Restated 1989 Long-Term Incentive Compensation Plan	For	Against	Abstain
	☐	☐	☐

3. Approval of Amendment to Restated Certificate of Incorporation	For	Against	Abstain
	☐	☐	☐

4. Ratification of Independent Registered Public Accounting Firm	For	Against	Abstain
	☐	☐	☐
C  Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)

Proxy — Smith International, Inc.

Meeting Details
700 King Street, Wilmington, Delaware
Proxy Solicited by Board of Directors for Annual Meeting — May  13, 2008
Doug Rock and Richard E. Chandler, Jr., or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Smith International, Inc. to be held on May 13, 2008 or at any postponement or adjournment thereof.
Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Loren K. Carroll, FOR Dod A. Fraser, FOR item 2 Third Amended and Restated 1989 Long-Term Incentive Compensation Plan, FOR item 3 Amendment to Restated Certificate of Incorporation and FOR item 4 Ratification of Independent Registered Public Accounting Firm.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
Additionally, you may choose to receive future Annual Meeting materials (annual report, proxy statement and proxy card) on-line. By choosing to receive materials on-line, you help support Smith International, Inc. in its efforts to control printing and postage costs.
If you choose the option of electronic delivery and voting on-line, you will receive an e-mail before all future annual or special meetings of shareholders, notifying you of the website containing the Proxy Statement and other materials to be carefully reviewed before casting your vote. To enroll to receive future materials on-line if you are a participant in any of the Company’s 401(K) plans, please go to www.econsent.com/sii and if you are a registered holder, please go to www.computershare.com/us/ecomms.